UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

SONIC FOUNDRY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SONIC FOUNDRY, INC.

222 West Washington Avenue

Madison, Wisconsin 53703

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held January 28, 2021

The Annual Meeting of Stockholders of SONIC FOUNDRY, INC., a Maryland corporation (“Sonic”) will be held virtually, over the Internet, on January 28, 2021, for the following purposes:

1.	To elect two directors to hold office for the terms set forth herein and until their successors are duly elected and qualified.

2.	To ratify the conversion into common stock of the Company at $5.00 per share of all principal and interest owed to Mark. D. Burish as of May 13, 2020;

3.	To vote on a Proposal to approve a new Sonic Foundry 2020 Equity Incentive Plan to replace our 2009 Stock Incentive Plan;

4.	To vote on a Proposal to amend the 2008 Sonic Foundry Employee Stock Purchase Plan to increase the number of shares subject to the Plan from 200,000 to 300,000;

5.	To approve, by a non-binding advisory vote, of the compensation paid by Sonic to its named executive officers;

6.

To select, by a non-binding advisory vote, the frequency at which the stockholders of Sonic will be asked to approve, by a non-binding advisory vote, the compensation paid by Sonic to its Named Executive Officers;

7.	To ratify the appointment of Wipfli LLP as our independent auditors for the fiscal year ending September 30, 2020;

8.	To transact such other business as may properly come before the meeting or any adjournments thereof.

All the above matters are more fully described in the accompanying Proxy Statement.

The Annual Meeting will be a virtual meeting held over the Internet via Mediasite at http://www.sonicfoundry.com/investors/annual-meeting. You will be able to vote your shares electronically at proxyvote.com by entering your sixteen-digit control number located on your proxy card or in the email you have consented to receive from your bank/broker that retains your shares.

Only holders of record of Common Stock at the close of business on November 20, 2020 are entitled to notice of, and to vote at, this virtual meeting or any adjournment or adjournments thereof. You are invited to attend the virtual annual meeting if you are a stockholder of record or a beneficial owner of shares of our common stock as of the Record Date.

The Company has also arranged for space in our offices located at 222 West Washington Avenue, Suite 100, Madison, Wisconsin 53703 from which you can access the Internet and attend the meeting. Should you wish to do so, please contact Kelsy Boyd at Kelsy.boyd@sonicfoundry.com no later than seven days prior to the virtual annual meeting. This is an option we are providing for your convenience, as required by Maryland law. YOU DO NOT HAVE TO UTILIZE THIS SPACE IN ORDER TO ACCESS THE VIRTUAL MEETING. YOU MAY ACCESS THE VIRTUAL MEETING FROM ANY CONVENIENT LOCATION.

Please complete and return the enclosed proxy in the envelope provided or follow the instructions on the proxy card to authorize a proxy by telephone or over the Internet.

By Order of the Board of Directors,

/s/ Kelsy Boyd
Madison, Wisconsin	Kelsy Boyd
December 18, 2020	Secretary

─────────────────────────────────────

If you cannot personally attend the virtual meeting, it is earnestly requested that you promptly indicate your vote on the issues included on the enclosed proxy and date, sign and mail it in the enclosed self-addressed envelope, which requires no postage if mailed in the United States or, follow the instructions on the proxy card to authorize a proxy by telephone or over the Internet. Doing so will save us the expense of further mailings. If you sign and return your proxy card without marking choices, your shares will be voted in accordance with the recommendations of the Board of Directors.

─────────────────────────────────────

SONIC FOUNDRY, INC.

222 W. Washington Avenue

Madison, Wisconsin 53703

December 18, 2020

PROXY STATEMENT

The Board of Directors of Sonic Foundry, Inc., a Maryland corporation (“Sonic”), hereby solicits the enclosed proxy. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

FOR the election of Mark D. Burish and Joe Mozden Jr., for terms expiring in 2025;

FOR the ratification of conversion into common stock of the Company at $5.00 per share of all principal and interest owed to Mark. D. Burish as of May 13, 2020;

FOR the approval of a new Sonic Foundry 2020 Equity Incentive Plan to replace our 2009 Stock Incentive Plan;

FOR the approval of a proposal to amend the 2008 Sonic Foundry Employee Stock Purchase Plan to increase the number of shares subject to the Plan from 200,000 to 300,000;

FOR the approval, by a non-binding advisory vote, of the compensation paid by Sonic to its Named Executive Officers;

FOR the selection, by a non-binding advisory vote, of the frequency at which the stockholders of Sonic will be asked to approve, by a non-binding advisory vote, the compensation paid by Sonic to its Named Executive Officers;

FOR the ratification of the appointment of Wipfli LLP as independent auditors of Sonic for the fiscal year ending September 30, 2020.

In the event that a nominee for director becomes unavailable to serve, which management does not expect, the persons named in the proxy reserve full discretion to vote for any other persons who may be nominated. Proxies may also be authorized by telephone or over the Internet by following the instructions on the proxy card. Any stockholder giving a proxy may revoke it at any time prior to the voting of such proxy. This Proxy Statement and the accompanying proxy are being mailed on or about December 17, 2020.

Each holder of Common Stock will be entitled to one vote for each share of Common Stock standing in his or her name on our books at the close of business on November 20, 2020 (the “Record Date”). Only holders of issued and outstanding shares of Sonic's Common stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting, including any adjournment or postponement thereof. On that date, we had outstanding and entitled to vote 7,980,451 shares of Common Stock, held by approximately 3,000 stockholders, of which approximately 230 were held in street name.

The Annual Meeting will be a virtual meeting held over the Internet via Mediasite at http://www.sonicfoundry.com/investors/annual-meeting. You will be able to vote your shares electronically at proxyvote.com by entering your sixteen-digit control number located on your proxy card or in the email you have consented to receive from your bank/broker that retains your shares.

The Company has also arranged for space in our offices located at 222 West Washington Avenue, Suite 100, Madison, Wisconsin 53703 from which you can access the Internet and attend the virtual meeting. Should you wish to do so, please contact Kelsy Boyd at Kelsy.boyd@sonicfoundry.com no later than seven days prior to the virtual Annual Meeting. This is an option we are providing for your convenience, as required by Maryland law. YOU DO NOT HAVE TO UTILIZE THIS SPACE IN ORDER TO ACCESS THE VIRTUAL MEETING. YOU MAY ACCESS THE VIRTUAL MEETING FROM ANY CONVENIENT LOCATION.

QUORUM; VOTES REQUIRED

Votes cast by proxy or in person at the virtual Annual Meeting will be tabulated by the inspector of elections appointed for the virtual Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as present and entitled to vote for any other purpose. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not received instructions from the beneficial owner, which is known as a broker non-vote, such shares will also be considered present for purposes of a quorum, provided that the broker exercises discretionary authority on any other matter in the Proxy. A majority of the shares of stock issued, outstanding and entitled to vote at the Annual Meeting, present in person, virtually or represented by proxy, shall constitute a quorum at the virtual Annual Meeting. The election of Directors requires a plurality of the votes present and entitled to vote. Therefore, the two directors who receive the highest vote total will be elected. Neither an abstention nor a withheld vote will affect the outcome of the election. The ratification of the conversion into common stock of the Company at $5.00 per share of all principal and interest owed to Mark. D. Burish as of May 13, 2020, requires the affirmative vote of the holders of a majority of the votes cast by the stockholders entitled to vote at the Annual Meeting, with the 3,291,443 shares of Common Stock currently held by Mark Burish not counted toward approval of this Proposal. If you abstain or withhold your vote on this proposal, it will have no effect on the outcome of the proposal. The vote to approve the 2020 Stock Incentive Plan and the vote to amend the 2008 Employee Stock Purchase Plan, require the affirmative vote of the holders of a majority of shares entitled to vote at the virtual Annual Meeting. If you abstain from voting or withhold your vote on either of these proposals, it will have the same effect as a vote against the proposals. A plurality of the votes cast at the virtual Annual Meeting is required to select, by a non-binding advisory vote, the frequency at which the stockholders of the Company will be asked to approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers. If you abstain or withhold your vote on this proposal, it will have no effect on the outcome of the proposal. The non-binding advisory vote of the compensation paid by the Company to its Named Executive Officers and the ratification of the appointment of Wipfli, LLP require the affirmative vote of the holders of a majority of the votes cast at the virtual Annual Meeting. If you abstain or withhold your vote on these proposals, it will have no effect on the outcome of the proposal.

The New York Stock Exchange ("NYSE") has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain discretionary matters but do not have discretion to vote uninstructed shares as to certain other non-discretionary matters. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker's inability to vote with respect to the non-discretionary matters with respect to which the broker has not received instructions from the beneficial owner is referred to as a "broker non-vote". Under current NYSE interpretations, the proposal to ratify the appointment of Wipfli, LLP as our independent auditor is considered a discretionary matter.

DATE, TIME AND PLACE OF ANNUAL MEETING

The Annual Meeting will be held virtually, over the Internet, on January 28, 2021 at 9:00 a.m. (Central time) at http://www.sonicfoundry.com/investors/annual-meeting.

HOW TO VOTE AT THE ANNUAL MEETING

The Annual Meeting will be a virtual meeting held over the Internet via Mediasite at http://www.sonicfoundry.com/investors/annual-meeting. You will be able to vote your shares electronically at proxyvote.com by entering your sixteen-digit control number located on your proxy card or in the email you have consented to receive from your bank/broker that retains your shares.

The Company has also arranged for space in our offices located at 222 West Washington Avenue, Suite 100, Madison, Wisconsin 53703 from which you can access the Internet and attend the virtual meeting. Should you wish to do so, please contact Kelsy Boyd at Kelsy.boyd@sonicfoundry.com no later than seven days prior to the virtual annual meeting. This is an option we are providing for your convenience, as required by Maryland law. YOU DO NOT HAVE TO UTILIZE THIS SPACE IN ORDER TO ACCESS THE VIRTUAL MEETING. YOU MAY ACCESS THE VIRTUAL MEETING FROM ANY CONVENIENT LOCATION.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into five classes, with each class having a five-year term. Directors are assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes may be filled by either the affirmative vote of the holders of a majority of the then-outstanding shares or by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of the Directors. Newly created directorships resulting from any increase in the number of directors may, unless the Board of Directors determines otherwise, be filled only by a majority vote of the entire Board of Directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve until the next annual meeting of stockholders or until such director’s successor is elected and qualified.

Our Amended and Restated Articles of Incorporation provide that the number of directors, which shall constitute the whole Board of Directors, shall not be less than three or more than twelve. The currently authorized number of directors is seven. The seat on the Board of Directors currently held by Mark D. Burish is designated as a Class II Board seat, with a term expiring at the Annual Meeting. Additionally, pursuant to the terms of an employment agreement between Joe Mozden Jr, and Sonic, Sonic has agreed to nominate Mr. Mozden for a seat on the Board of Directors beginning at this Annual Meeting and continuing during the term of the agreement. The Board of Directors has nominated Mark D. Burish and Joe Mozden Jr. as Class II Directors for election at the Annual Meeting.

If elected at the Annual Meeting, Messrs. Burish and Mozden would serve until the 2025 Annual Meeting until their successors are elected and qualified or until their earlier death, resignation or removal.

The election of Messrs. Burish and Mozden requires a plurality of the votes present and entitled to vote.

Nominees for Director for a Five-Year term expiring on the 2025 Annual Meeting

Mark D. Burish

Mr. Burish, age 67, has been a director since March 2010 and has served as non-executive chair since April 2011. Mark Burish is a shareholder of the law firm of Hurley Burish, S.C. Madison, Wisconsin which he helped start in 1993. He serves on the Board of several businesses including Mortenson Investment Group, Forward Health Group and Monona Bank. He is the founder and past owner of Our House Senior Living, LLC and Milestone Senior Living, LLC which he started in 1997. He is the managing member of Rare Steakhouses located in Madison and Milwaukee, Wisconsin and Washington, D.C. Mr. Burish received his B.A. degree in communications from Marquette University in 1975 and his J.D. degree from the University of Wisconsin in 1978.

Joe Mozden Jr.

Mr. Mozden, age 57, was appointed by the Board of Directors to serve as the Company’s Chief Executive Officer, effective September 14, 2020, and to serve as a Class II Director. Prior to joining the Company, from 2015 to 2020, Mr. Mozden served as Vice-President of DeVry University and leader of DeVryWORKS, an e-learning platform focused on servicing corporations, military and educational institutions. From 2005 to 2015 he served as Executive Vice-President and Chief Operating Officer for the Allant Group, a private equity-owned multi-channel marketing services provider specializing in database marketing, data aggregation, and analytics for advanced advertising, direct marketing and big data. He also has been in sales and leadership roles at Verizon, Nortel and LSSI, a data aggregator providing content and SaaS offerings to telco, marketing, cable and SEO companies. His other board affiliations include a manufacturing company and a non-for-profit charitable organization. Mr. Mozden received a BS in Electrical Engineering from Rensselaer Polytechnic Institute and an MBA with High Distinction in Finance and International Business from the New York University Stern School of Business

The members of the Board of Directors unanimously recommend a vote FOR the election of Messrs. Burish and Mozden as Class II Directors.

DIRECTORS CONTINUING IN OFFICE

Frederick H. Kopko, Jr.	Term Expires in 2021
(Class III Director)

Mr. Kopko, age 65, served as Sonic Foundry’s Secretary from April 1997 to February 2001 and has been a Director since December 1995. Mr. Kopko is a partner of the law firm of McBreen & Kopko, Chicago, Illinois, and has been a partner of that firm since January 1990. Mr. Kopko practices in the area of corporate law. He is the Managing Director, Neltjeberg Bay Enterprises LLC, a merchant banking and business consulting firm and has been a Director of Mercury Air Group, Inc. since 1992. Mr. Kopko received a B.A. degree in Economics from the University of Connecticut, a J.D. degree from the University of Notre Dame Law School and an M.B.A. degree from the University of Chicago.

Brian T. Wiegand	Term Expires in 2022
(Class IV Director)

Mr. Wiegand, age, 51, has been a director of the Company since July 2012, and is a serial entrepreneur who successfully founded and sold several internet-based companies. He is currently the founder and CEO of Gravy, Inc., a live video shopping platform. Mr. Wiegand founded and served as CEO of Hopster, a company that links digital marketing efforts with real-world shopping behavior by rewarding consumer purchase loyalty, engagement and advocacy. Hopster announced in October 2014 that it was acquired by Inmar, Incorporated, where Mr. Wiegand served as SVP of Growth and Strategy from the date of purchase to August 2016. Mr. Wiegand co-founded and served as executive chair of the board of Alice.com, an online retail platform that connects manufacturers and consumers in the consumer packaged goods market. Alice.com filed for receivership in August 2013. Mr. Wiegand also co-founded Jellyfish.com, a shopping search engine, in June of 2006. He served as CEO until October 2007 when the company was sold to Microsoft. Mr. Wiegand continued with Microsoft as the General Manager of Social Commerce until May 2008. He also co-founded NameProtect, a trademark research and digital brand protection services company in August 1997 which was sold to Corporation Services Company in March 2007. In addition, Mr. Wiegand founded BizFilings in 1996, the Internet’s leading incorporation Services Company. He served as the president and CEO until 2002 when the company was acquired by Wolters Kluwer. Mr. Wiegand attended the University of Wisconsin – Madison.

Gary R. Weis	Term Expires in 2023
(Class V Director)

Mr. Weis, age 73, served as Chief Executive Officer from March 2011 until April 2019, Chief Technology Officer from September 2011 to April 2019 and a Director of Sonic since February 2004. Prior to joining Sonic, he served as President, Chief Executive Officer and a Director of Cometa Networks, a wireless broadband Internet access company from March 2003 to April 2004. From May 1999 to February 2003 he was Senior Vice President of Global Services at AT&T where he was responsible for one of the world's largest data and IP networks, serving more than 30,000 businesses and providing Internet access to more than one million individuals worldwide. While at AT&T, Mr. Weis also was CEO of Concert, a joint venture between AT&T and British Telecom. Previously, from January 1995 to May 1999 he was General Manager of IBM Global Services, Network Services. Mr. Weis served as a Director from March 2001 to February 2003 of AT&T Latin America, a facilities-based provider of telecom services in Brazil, Argentina, Chile, Peru and Columbia. Mr. Weis earned BS and MS degrees in Applied Mathematics and Computer Science at the University of Illinois, Chicago.

Nelson A. Murphy	Term Expires in 2024
(Class I Director)

Mr. Murphy, age 60, has been a Director since November 2017. Since January 2015, Mr. Murphy has been the Executive VP, Finance & Operations for Catawba College, a private liberal arts college. From August 2013 to June 2015 Mr. Murphy was VP, International Finance at Syniverse Technologies, Inc. in Luxembourg, a provider of mobile technologies, and from October 2010 to August 2013 served as VP – Finance, Defensive Systems Division at Northrop Grumman Corporation, a global security company. Previously, Mr. Murphy served in various senior finance roles at AT&T including responsibility for finance in operations located in Europe, the Middle East and Latin America. Mr. Murphy has a B.S. in Accounting from Wake Forest University.

David F. Slayton	Term Expires in 2024
(Class I Director)

Mr. Slayton, age 51, has been a Director since November 2017. Since April 2013, Mr. Slayton has been the Chief Financial Officer of Ovative Group, a digital media agency and analytics firm. From July 2008 to March 2013, Mr. Slayton was co-founder, Executive Vice President – CFO and a member of the board of Alice.com, an e-commerce retail marketplace. Prior to his service at Alice.com, Mr. Slayton served in senior financial management roles at numerous companies including as Chief Financial Officer at Shavlik Technologies from June 2005 to July 2008, Managing Director and co-founder at Haviland Partners Inc. from August 2003 to February 2005 and as Chief Financial of NameProtect Inc. from July 2000 to July 2003. Mr. Slayton earned a BS in Economics from the Massachusetts Institute of Technology (June 1991) and an MBA in Business Administration from Harvard University (June 1996).

When considering whether the Board of Directors and nominees thereto have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focused primarily on the information discussed in each of the Board members' biographical information set forth above. Each of the Company's directors possess high ethical standards, act with integrity and exercise careful, mature judgment. Each is committed to employing his skills and abilities to aid the long-term interests of the stakeholders of the Company. In addition, each of our directors has exhibited judgment and skill, and has either been actively involved with the Company for a considerable period of time or has experience with other organizations of comparable or greater size. In particular, Mr. Kopko has had extensive experience with companies comparable in size to Sonic Foundry, including serving as a director of Mercury Air Group, Inc. and other private and public companies and fills a valuable need with experience in securities and other business law. Mr. Weis has had experience in both developing and established companies, having served as a CEO and Director of Cometa Networks and in several positions at AT&T and IBM, including Senior Vice President of Global Services. While at AT&T, Mr. Weis also was CEO of Concert, a joint venture between AT&T and British Telecom. Mr. Weis served as CEO of the Company from March 2011 to April 2019. Mr. Burish brings additional valuable legal experience to the Board as well as experience obtained through founding multiple companies. Mr. Wiegand has significant experience in founding and operating technology companies and building brand awareness with both businesses and consumers. Mr. Murphy has significant experience in finance and accounting both in the higher education field as well as with technology companies and Mr. Slayton has substantial financial experience in growing technology companies. Mr. Mozden has significant experience in developing and managing e-learning platforms.

CORPORATE GOVERNANCE

Director Independence

The Board has made a subjective determination as to each independent director that no relationship exists that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviews information provided by the directors in an annual questionnaire with regard to each director’s business and personal activities as they relate to the Company. Based on this review, the Board has affirmatively determined that Nelson A. Murphy, David F. Slayton and Brian T. Wiegand are independent.

Related Person Transaction

The Board has adopted a Related Person Transaction Policy (the “Policy”), which is a written policy governing the review and approval or ratification of Related Person Transactions, as defined in SEC rules.

Under the Policy, each of our directors and executive officers must notify the Chairman of the Audit Committee in writing of any new potential Related Person Transaction involving such person or an immediate family member. The Audit Committee will review the relevant facts and circumstances and will approve or ratify the transaction only if it determines that the transaction is not inconsistent with, the best interests of the Company. The Related Party Transaction must then be approved by the independent directors. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee and the independent directors may consider, among other things, the benefits to the Company; the impact on the director’s independence (if the Related Person is a director or an immediate family member); the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally.

Board Leadership Structure and Role in Risk Oversight

Mark D. Burish serves as Non-Executive Chairman of the Board and Joe Mozden Jr. serves as our Chief Executive Officer. The Company believes that having separate positions provides an appropriate leadership structure.

Our business and affairs are managed under the direction of our board, which is the Company’s ultimate decision-making body, except with respect to those matters reserved to our stockholders. Our Board’s key mission is to maximize long-term stockholder value. Our Board establishes our overall corporate policies, selects and evaluates our executive management team (which is charged with the conduct of our business), and acts as an advisor and counselor to executive management. Our board also oversees our business strategy and planning, as well as the performance of management in executing its business strategy and assessing and managing risks.

What is the Board’s role in risk oversight?

The board takes an active role in monitoring and assessing the Company’s risks, which include risks associated with operations, credit, financing and capital investments. Management is responsible for the Company’s day-to-day risk management activities and our board’s role is to engage in informed risk oversight. Management, through its disclosure committee, compiles an annual ranking of risks to which the Company could be subjected and reviews the results of this risk assessment with the audit committee. Any significant risks are then reviewed by the board and assigned for oversight. In fulfilling this oversight role, our board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. There are a number of ways our board performs this function, including the following:

•	at its regularly scheduled meetings, the board receives management updates on our business operations, financial results and strategy and discusses risks related to the business;
•

the audit committee assists the board in its oversight of risk management by discussing with management, particularly, the Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures, and the steps management has taken to monitor and control such exposures; and

•

through management updates and committee reports, the board monitors our risk management activities, including the annual risk assessment process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

The board of directors also has oversight responsibility for risks and exposures related to employee compensation programs and management succession planning and assesses whether the organization’s compensation practices encourage risk taking that would have a material adverse effect on the Company. The compensation committee periodically reviews the structure and elements of our compensation programs and its policies and practices that manage or mitigate such risk, including the balance of short-term and long-term incentives, use of multiple performance measures, and a multi-year vesting schedule for long-term incentives. Based on these reviews, the committee believes our compensation programs do not encourage excessive risk taking.

Board Structure and Meetings

The Board met five times during Fiscal 2019. The Board also acted by written consent from time to time. All directors attended at least 75% of the total number of Board meetings and committee meetings on which they serve (during the period in which each director served).

The Board of Directors has four standing committees, the Audit Committee, the Executive Compensation Committee, the Governance Committee and the Nominations Committee. The Board of Directors also established a special committee of disinterested and independent members to consider and negotiate the terms of transactions between the Company and Mark D. Burish, the Company’s chair.

Sonic has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Members of the Audit Committee are Messrs. Murphy (chair), Slayton and Wiegand. Sonic’s Board of Directors has determined that all members of Sonic’s Audit Committee are “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility including: (i) internal and external financial reporting, (ii) risks and controls related to financial reporting, and (iii) the internal and external audit process. The Audit Committee is also responsible for recommending to the Board the selection of our independent public accountants and for reviewing all related party transactions. The Audit Committee met five times in Fiscal 2019. A copy of the charter of the Audit Committee is available on Sonic’s website.

Sonic's Board of Directors has determined that, due to his experience serving in senior financial roles at several companies as well as his degree in accounting and designation as a certified public accountant, Mr. Murphy meets the definition of audit committee financial expert as that term is defined under the rules of the Securities and Exchange Commission.

The Compensation Committee consists of Messrs. Burish (chair) and Wiegand. The Compensation Committee makes recommendations to the Board with respect to salaries of employees, the amount and allocation of any incentive bonuses among the employees, and the amount and terms of stock options to be granted to executive officers. The Compensation Committee met two times in Fiscal 2019. A copy of the charter of the Compensation Committee is available on Sonic’s website.

The Nominations Committee consists of Messrs. Burish (chair) and Wiegand. The purpose of the Nominations Committee is to evaluate and recommend candidates for election as directors, make recommendations concerning the size and composition of the Board of Directors, develop specific criteria for director independence, and assess the effectiveness of the Board of Directors. Our Board of Directors has adopted a charter for the Nominations Committee, which is available on Sonic’s website. The Nominations Committee will review all candidates in the same manner regardless of the source of the recommendation. In recommending candidates for election to the Board of Directors, the Nominations Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Generally, the Nominations Committee will consider various criteria in considering whether to make a recommendation. These criteria include expectations that directors have substantial accomplishments in their professional backgrounds and are able to make independent, analytical inquiries and exhibit practical wisdom and mature judgment. Director candidates should possess the highest personal and professional ethics, integrity and values, be committed to promoting the long-term interest of our stockholders and be able and willing to devote the necessary time to carrying out their duties and responsibilities as members of the Board. While the Board of Directors has not adopted a policy regarding diversity, we also believe our directors should come from diverse backgrounds and experience bases in order to promote the representation of diverse views on the Board of Directors. Stockholder recommendations of candidates for Board membership will be considered when submitted to Corporate Secretary, Sonic Foundry, Inc., 222 W. Washington Ave., Madison, WI 53703. When submitting candidates for nomination to be elected at Sonic's annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by Sonic's bylaws.

In particular, for a stockholder to nominate a candidate for election at the 2021 Annual Meeting of Stockholders, the nomination must be delivered or mailed to and received by Sonic's Secretary between September 30, 2021 and October 30, 2021 (or, if the 2021 annual meeting is advanced by more than 30 days or delayed by more than 60 days from January 28, 2022, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made). The nomination must include the same information as is specified in Sonic's bylaws for stockholder nominees to be considered at an annual meeting, including the following:

•	The stockholder's name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
•	The stockholder's reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;
•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
•	A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and
•

Information regarding the nominee that would be required to be included in Sonic's proxy statement by the rules of the Securities and Exchange Commission, including the nominee's age, business experience for the past five years and any other directorships held by the nominee.

DIRECTORS COMPENSATION

Our directors who are not also our full-time employees, receive an annual retainer of $10,000 in addition to a fee of $750 for attendance at each meeting of the Board of Directors and $500 per committee meeting attended. In addition, the chair of the Audit Committee receives an Audit Committee annual retainer of $4,000 and the chair of the Compensation Committee receives a $1,500 Compensation Committee annual retainer. Mr. Burish receives an annual retainer of $17,500 as compensation for his services as Chair of the Board of Directors. The total fee compensation earned by the four non- employee directors combined in Fiscal 2019 was $143,000. When traveling from out-of-town, the members of the Board of Directors are also eligible for reimbursement for their travel expenses incurred in connection with attendance at Board meetings and Board Committee meetings. Directors who are also employees do not receive any compensation for their participation in Board or Board Committee meetings.

Pursuant to the 2008 Sonic Foundry Non-Employee Amended Directors Stock Option Plan (the “Directors Plan”) we grant to each non-employee director who is reelected or who continues as a member of the Board of Directors at each annual stockholders meeting a stock option to purchase 2,000 shares of Common Stock. Further, the chair of our Audit Committee receives an additional stock option grant to purchase 500 shares of Common Stock per year pursuant to Sonic’s Non-Employee Amended Directors Stock Option Plan.

The exercise price of each stock option granted was equal to the market price of Common Stock on the date the stock option was granted. Stock options issued under the Directors Plan vest fully on the first anniversary of the date of grant and expire after ten years from date of grant. An aggregate of 150,000 shares are reserved for issuance under the Directors Plan.

If any change is made in the stock subject to the Directors Plan, or subject to any option granted thereunder, the Directors Plan and options outstanding thereunder will be appropriately adjusted as to the type(s), number of securities and price per share of stock subject to such outstanding options.

The options and warrants set forth above have an exercise price equal to the fair market value of the underlying common stock on the date of grant. The term of all such options is ten years.

The following table summarizes cash and equity compensation provided our non-employee directors during the fiscal year ended September 30, 2019.

Name (a)	Fees Earned Or Paid In Cash ($)(1) (b)	Stock Awards ($)(2) (c)	Option Awards ($)(3) (d)	Non-Equity Incentive Plan Compen-sation ($) (e)	Change in Pension Value and Non-qualified Deferred Compen- sation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)

Mark D. Burish	35,000	0	940	—	—	—	35,940
Frederick H. Kopko	14,500	0	940	—	—	—	15,440
Nelson A. Murphy	34,000	0	1,175	—	—	—	35,175
David F. Slayton	30,000	0	940	—	—	—	30,940
Brian T. Wiegand	29,500	0	940	—	—	—	30,440

(1)	The amount reported in column (b) is the total of retainer fees and meeting attendance fees paid in cash.
(2)	The amount reported in column (c) is the total of retainer fees and meeting attendance fees awarded in common stock.
(3)

The amount reported in column (d) is the aggregate grant date fair value of options granted during the fiscal year ended September 30, 2019 in accordance with FASB ASC Topic 718. Each director received an option award of 2,000 shares on September 12, 2019 at an exercise price of $1.39 with a grant date fair value of $1,360. In addition, Mr. Murphy received a grant of 500 shares on September 12, 2019 at an exercise price of $2.24 with a grant date fair value of $340 in connection with his position as chair of the Audit Committee.

EXECUTIVE OFFICERS OF SONIC

Our executive officers, who are appointed by the Board of Directors, hold office for one-year terms or until their respective successors have been duly elected and have qualified. There are no family relationships between any of the executive officers of Sonic.

Joe Mozden, age 57, was appointed by the Board of Directors to serve as the Company’s Chief Executive Officer, effective September 14, 2020. For further information regarding Mr. Mozden, please refer to “Proposal One: Election of Directors.”

Kelsy Boyd, age 54, has been the Chief Financial Officer since June 1, 2020. Prior to her appointment as Chief Financial Officer she was Executive Vice-President of Finance. She has more than 25 years of financial leadership and consulting experience in the digital media, manufacturing, agriculture and government sectors. Prior to joining Sonic, she provided controller-level consulting services to several private companies between 2018 and 2019. She also served as Finance Director for a municipality from 2015-2017, and as the Chief Financial Officer for a private manufacturing company from 2006-2014. From 1996 to 2003 she had served in various roles for Sonic, including Controller and Senior Director of Operations. She received her BBA in Finance and Accounting from the University of North Dakota, and is a Certified Public Accountant.

Robert M. Lipps, age 49, has been Executive Vice President of Sales since April 2008, joining Sonic Foundry in April 2006 as Vice President of International Sales and assuming expanded responsibility for U.S. central sales in 2007. Mr. Lipps leads the company’s global sales organization including oversight of domestic, international and channel sales. He holds 15 years of sales leadership, business development and emerging market entry expertise in the technology and manufacturing sectors, including sales and channel management.  From January 2004 to March 2006 he served as General Manager of Natural Log Homes LLC, a New Zealand based manufacturer of log homes. From July 1999 to Dec 2002 he served as Latin America Regional Manager of Adaytum, a software publisher of planning and performance management solutions, (acquired by Cognos Software, an IBM Company, in January 2003) and from May 1996 to July 1999 he served as International Sales Manager for Persoft, a software publisher of host access and mainframe connectivity solutions (acquired by Esker software in 1998). Mr. Lipps has a B.S. degree in Marketing from the University of Wisconsin at La Crosse.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about the beneficial ownership of our Common Stock as of January 28, 2019, by each stockholder known by us to own beneficially more than 5% of our Common Stock, each of our executive officers named in the Summary Compensation Table (“Named Executive Officers”), each of our directors, and all of our directors and executive officers as a group. Unless otherwise noted, the mailing address for these stockholders is 222 West Washington Avenue, Madison, Wisconsin 53703.

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to shares. Shares of common stock issuable upon the exercise of stock options or warrants exercisable within 60 days after January 28,2020, which we refer to as Presently Exercisable Options or Presently Exercisable Stock Warrants, are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The inclusion of any shares in this table does not constitute an admission of beneficial ownership for the person named below.

Name of Beneficial Owner(1)	Number of Shares of Class Beneficially Owned	Percent of Class(2)
Common Stock

Mark D. Burish(3) 33 East Main St. Madison, WI 53703	2,194,720	32.3%

Andrew D. Burish(4) 8020 Excelsior Drive Madison, WI, 53717	1,041,948	14.9

Wealth Trust Axiom LLC (5) 4 Radnor Corp Center, suite 520 Radnor PA 19087	352,435	5.2

Gary R. Weis(6)	389,359	5.5

Kenneth A. Minor(7)	203,639	2.9

Robert M. Lipps(8)	128,187

Michael Norregaard (9)	26,000	1.9*

Frederick H. Kopko, Jr.(10) 29 South LaSalle Street Chicago, IL 60603	97,287	1.4

Brian T. Wiegand (11) 1600 Aspen Commons Middleton, WI 53562	80,090	1.2

Nelson A. Murphy(12) 2300 W. Innes St. Salisbury, NC 28144	57,508	*

David F. Slayton(13) 701 Washington Ave N., Suite 400 Minneapolis, MN 55401	60,667	*

All current Executive Officers and Directors as a Group (9 persons)(14)	3,237,457	43.5%

*	less than 1%
(1)

Sonic believes that the persons named in the table above, based upon information furnished by such persons, except as set forth in notes (5) where such information is based on a Schedule 13G, have, except as set forth in note (5), sole voting and dispositive power with respect to the number of shares indicated as beneficially owned by them.

(2)	Applicable percentages are based on 6,783,661 shares outstanding, adjusted as required by rules promulgated by the Securities and Exchange Commission.
(3)	Includes 18,000 shares subject to Presently Exercisable Options.

(4)	Includes 232,558 shares subject to Presently Exercisable Common Stock Warrants. Information is based on information provided to the Company on January 22, 2019.
(5)

Information is based on Schedule 13G filed on January 7, 2019 by Albert C. Matt, President of Wealth Trust Axiom LLC. Based on such information, Wealth Trust Axiom LLC has sole dispositive power but not sole voting power with respect to such shares.

(6)	Includes 293,473 shares subject to Presently Exercisable Options.
(7)	Includes 160,160 shares subject to Presently Exercisable Options.
(8)	Includes 126,112 shares subject to Presently Exercisable Options.
(9)	Includes 20,000 shares subject to Presently Exercisable Options.
(10)	Includes 18,000 shares subject to Presently Exercisable Options.
(11)	Includes 14,000 shares subject to Presently Exercisable Options.
(12)	Includes 4,500 shares subject to Presently Exercisable Options.
(13)	Includes 4,000 shares subject to Presently Exercisable Options.
(14)	Includes an aggregate of 658,245 Presently Exercisable Options

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis describes our compensation strategy, policies, programs and practices for the executive officers identified in the Summary Compensation Table. Throughout this proxy statement, we refer to these individuals, who serve as our Chief Executive Officer, Chief Financial Officer and Executive Vice President of Sales as the “Named Executive Officers.”

The Executive Compensation Committee (“Committee”) establishes and oversees our compensation and employee benefits programs and approves the elements of total compensation for the executive officers. The day-to-day design and administration of our retirement and employee benefit programs available to our employees are handled by our Human Resources and Finance Department employees. The Committee is responsible for reviewing these programs with management and approving fundamental changes to them.

Overview and Objectives of our Executive Compensation Program

The compensation program for our executive officers is designed to attract, motivate, reward and retain highly qualified individuals who can contribute to Sonic’s growth with the ultimate objective of increasing stockholder value. Our compensation program consists of several forms of compensation: base salary, annual bonus, long-term incentives and limited perquisites and benefits.

Base salary and annual bonus are cash-based while long-term incentives consist of stock option awards. The Committee does not have a specific allocation goal between cash and equity-based compensation or between annual and long-term incentive compensation. Instead, the Committee relies on the process described in this discussion and analysis in its determination of compensation levels and allocations for each executive officer.

The recommendations of the Chief Executive Officer play a significant role in the compensation-setting process. The Chief Executive Officer provides the Committee with an annual overall assessment of Sonic’s achievements and performance, his evaluation of individual performance and his recommendations for annual compensation and long-term incentive awards. The Committee has discretion to accept, reject or modify the Chief Executive Officer’s recommendations. The Committee determines the compensation for the Chief Executive Officer in an executive session.

Market Competitiveness

The Committee’s target is for total cash compensation to average between the 50th and 75th percentile of published compensation data derived from two sources: (i) a peer group of companies that are in our industry, competitors for key talent, or with similar financial characteristics; and (ii) published market survey data for companies within our revenue range. The peer group data was obtained from the most recently filed proxy statement of 12 publicly-traded technology companies with annual revenues ranging from approximately $10 million to just under $100 million; market capitalization from approximately $10 million to approximately $200 million and approximately 300 employees or less. The following companies comprised the peer group for the study: Adesto Technologies, Corp, Asure Software Inc., Bsquare Corporation, Datawatch Corp., FalconStor Software Inc., GlobalSCAPE Inc., Glowpoint Inc., GSE Systems Inc., Inuvo Inc., MAM Software Group, Inc., Qumu Corporation and Smith Micro Software Company. Given competitive recruiting pressures, the Committee retains its discretion to deviate from this target under appropriate circumstances. The Committee periodically receives updates of the published compensation data.

Pay for Performance

The Committee believes that both long- and short-term compensation of executive officers should correlate to Sonic’s overall financial performance.  Incentive payouts will be larger with strong performance and smaller if Sonic’s financial results decline. From time to time, extraordinary Board-approved initiatives in a fiscal year, such as a restructuring, acquisition, or divestiture, are considered by the Committee in its overall evaluation of Sonic’s performance.

Peer Group Analysis

Compensation data came from a peer group of twelve public companies that we consider similar to our market for sales, or for key talent, or with similar financial or other characteristics such as number of employees. The companies in the peer group are described above.

Components of Executive Compensation

Base Salary

The Committee seeks to pay the executive officers a competitive base salary in recognition of their job responsibilities for a publicly held company. As noted above, the target compensation range for an executive’s total cash compensation (salary and bonus) is between the 50th and 75th percentile of the market data reviewed by the Committee.

As part of determining annual compensation review, the Committee also considers the Chief Executive Officer’s recommendation regarding individual performance as well as internal equitable considerations.

In evaluating individual performance, the Committee considers initiative, leadership, tenure, experience, skill set for the particular position, knowledge of industry and business, and execution of strategy in placing the individual within the range outlined.

The Committee met on November 11, 2019 for consideration of base wage changes for Messrs. Norregaard and Lipps. At the recommendation of management, the Committee agreed to maintain compensation for Messrs. Norregaard and Lipps at $281,750 and $250,000, respectively. The Committee further agreed to potential bonus awards based on achievement of target adjusted earnings before interest, taxes and depreciation and amortization (“AEBITDA”) achievement for fiscal 2020 of $65,000 and $35,000, respectively.

Annual Performance-Based Variable Compensation

The performance-based variable compensation reported for each executive officer represents compensation that was earned based on incentive plans. The following describes the methodologies used by the Compensation Committee to determine the final annual performance-based variable compensation earned by each executive officer:

Selection of Performance Metrics. For fiscal 2020, the Compensation Committee designed an incentive program driven by achievement of a combination of target adjusted EBTDA and customers billings results. Messrs. Norregaard and Lipps were included in the plan.

Payout Based on Performance Against Goals. For fiscal 2019 the Company’s performance, as evaluated by the Compensation Committee, lead to the determination that no incentive plan would be approved. Total billings – based incentives paid to Mr. Lipps during fiscal 2019 was $7,190.

Stock Options

The Committee has a long-standing practice of providing long-term incentive compensation grants to the executive officers. The Committee believes that such grants, in the form of stock options, help align our executive officers’ interests with those of Sonic’s stockholders. All stock options have been granted under our 1995 Stock Option Plan, the 1999 Non-Qualified Plan or the 2009 Stock Incentive Plan (“Employee Plans”). All but the 2009 Stock Incentive Plan are now terminated.

The Committee reviews option grant recommendations by the Chief Executive Officer for each executive officer, but retains full discretion to accept, reject or revise each recommendation. The Committee’s policy is to grant options on the date it approves them or such other future date as the Committee may agree at the time of approval. The exercise price is determined in accordance with the terms of the Employee Plan and cannot be less than the Fair Market Value, as defined in the Plan, of Sonic’s common stock. The Committee typically grants options once a year, but may grant options to newly hired executives at other times.

In making its determinations, the Committee considers the number of options or shares owned by the executive officers.

No additional option grants were made to Messrs. Norregaard or Lipps following the end of fiscal 2019. At a compensation committee meeting held February 1, 2019, the executive management team proposed cancelling certain vested stock options they held in order to make them available for future employee grants. The impact was to cancel 175,764 options for the former CEO Mr. Weis, and 109,690 options each for Messrs. Minor and Lipps. The committee accepted the management recommendation and authorized cancellation immediately.

Health and Welfare Benefits

Our officers are covered under the same health and welfare plans, including our 401(k) plan, as salaried employees.

Employment Agreements

The Company has employment agreements with Messrs. Norregaard and Lipps and a Retirement and Transition Agreement and Engagement Letter with Mr. Minor. Pursuant to such agreements, Messrs. Norregaard and Lipps receive annual base salaries subject to increase each year at the discretion of the Board of Directors. Messrs. Norregaard and Lipps are also entitled to incidental benefits of employment under the agreements. Each of the employment agreements provides that a cash severance payment be made upon termination, other than for cause, or upon death or disability. In the case of Mr. Norregaard, such cash severance is equal to his then current base compensation paid bi-weekly over a twelve-month period. In the case of Mr. Lipps, such cash severance is equal to the highest cash compensation paid in any of the last three fiscal years immediately prior to termination.  In addition, Messrs. Norregaard and Lipps will receive immediate vesting of all previously unvested common stock and stock options and have the right to voluntarily terminate their employment, and receive the same severance arrangement detailed above following (i) any “person” becoming a “ beneficial” owner of stock of Sonic Foundry representing 50% or more of the total voting power of Sonic Foundry’s then outstanding stock; or, (ii) Sonic Foundry is acquired by another entity through the purchase of substantially all of its assets or securities; or (iii) Sonic Foundry is merged with another entity, consolidated with another entity or reorganized in a manner in which any “person” is or becomes a “beneficial” owner of stock of the surviving entity representing 50% or more of the total voting power of the surviving entity’s then outstanding stock; and, within two years and ninety days of any such event, Messrs. Norregaard, Minor or Lipps, as the case may be, is demoted without cause or his title, authority, status or responsibilities are substantially altered, their salary is reduced or the principal office is more than 50 miles outside the Madison metropolitan area. In the case of Mr. Norregaard, it is not considered a termination of any kind, including but not limited to a “voluntary termination”, “involuntary termination”, “constructive termination” or “termination without cause” if the Board of Directors elects to hire a new Chief Executive Officer in replacement of Norregaard, provided that the Board of Directors offers to engage Norregaard as Chief Operating Officer pursuant to substantially the same terms and conditions. Pursuant to the employment agreements, each of Messrs. Norregaard, Minor and Lipps has agreed not to disclose our confidential information and not to compete against us during the term of his employment agreement and for a period of one year thereafter. Such non-compete clauses may not be enforceable, or may only be partially enforceable, in state courts of relevant jurisdictions.

If Sonic terminated Messrs. Norregaard and Lipps on September 30, 2019, (not for cause), or if Messrs. Norregaard and Lipps elected to terminate their employment following a demotion or alteration of duties on September 30, 2019, and a change of control as defined in the employment agreements had occurred, Sonic would be obligated to pay $281,750 and $311,672, respectively (based on fiscal 2018 compensation which was the fiscal year with highest cash compensation in three year period preceding September 30, 2019 for Mr. Lipps).  In addition, any non-vested rights of Messrs. Norregaard and Lipps under the Employee Plans, would vest as of the date of employment termination. The value of accelerated vesting of the options under these circumstances would be $6,000 for Mr. Norregaard and $28,000 for Mr. Lipps.

Retirement of Mr. Weis

Effective May 1, 2019, Mr. Gary Weis retired from his position as Chief Executive Officer and Chief Technology Officer. Mr. Weis agreed to serve as Senior Advisor to the Company from the effective date through the termination date of April 30, 2020 and has further agreed to remain on the Board. Pursuant to the terms of the retirement and transition agreement entered into between Mr. Weis and the Company, Mr. Weis has agreed to provide transitional services to the Company as well as transactional and negotiation assistance to the Special Committee of the Board ("Special Committee"). Mr. Weis has agreed not to accept any other employment, consultancy or position that would interfere in any way with Weis's duties and responsibilities to the Company until the termination date. Mr. Weis will report to the Board or, with respect to assistance regarding strategic alternatives, to the Special Committee. Pursuant to the terms of the retirement and transition agreement, Mr. Weis will receive a salary of $30,000 per month, payable biweekly at a rate of $13,846.15. All of Mr. Weis's existing stock options will fully vest on the effective date, and Mr. Weis will be entitled to reimbursement for all reasonable business expenses incurred in connection with the performance of his responsibilities.

Retirement of Mr. Minor

On August 5, 2019, the Company and Kenneth Minor entered into the following: (i) a Retirement and Transition Agreement, and (ii) an Engagement Letter. Pursuant to the Retirement and Transition Agreement, effective October 1, 2019 (the “Effective Date”). Mr. Minor will retire from his position as (i) Chief Financial Officer of Sonic Foundry, (ii) a member of the Board of Directors of Sonic Foundry Media Systems Inc., Mediasite K.K., and Sonic Foundry International B.V., and (iii) an officer of Sonic Foundry Media Systems, Inc. and Sonic Foundry International B.V. Pursuant to the terms of the retirement and transition agreement, until September 30, 2020, Mr. Minor has agreed to provide transitional services to the Company and to not accept any other employment, consultancy or position that would interfere with Mr. Minor's duties and responsibilities to the Company. Pursuant to the terms of the retirement and transition agreement, Mr. Minor will receive a salary of $185,000 per year, along with health insurance coverage. In addition, all of Mr. Minor's existing stock options will fully vest on the effective date.

Pursuant to the terms of the Engagement Letter, effective October 1, 2019, and continuing until terminated by either party upon 60 days prior notice, or as otherwise set forth in the Engagement Letter, Mr. Minor will act as interim Chief Financial Officer ("CFO"). As interim CFO, Mr. Minor will report to the Chief Executive Officer and Board of Directors of the Company and will receive a monthly payment of $7,500.

 FY2020 Appointment of CEO and CFO

Effective August 21, 2020, Mr. Norregaard no longer served as Chief Executive Officer of the Company. Effective June 1, 2020, Mr. Minor no longer served as Chief Financial Officer of the Company.

Effective September 14, 2020, the Company entered into an employment agreement with Joe Mozden Jr. for Mr. Mozden to serve as Chief Executive Officer of the Company. Pursuant to such employment agreement, Mr. Mozden receives an annual base salary of $300,000, subject to revision each year at the discretion of the Board of Directors. Mr. Mozden will also receive a bonus of up to $150,000 provided that the Company meets certain metrics to be determined, but which will be primarily based on the Company achieving profitability. The employment agreement further provides that, during the term thereof, the Company will nominate Mr. Mozden to serve as a director of the Company. In addition, pursuant to the employment agreement, Mr. Mozden has also received (i) an initial stock option grant of options to purchase 200,000 shares of common stock, exercisable at the market price of the common stock on the date of grant, which vest ratably over a three (3) year period, and (ii) performance options to purchase 150,000 shares of common stock, exercisable at the market price of the common stock on the date of grant, which vest upon achievement of performance metrics to be determined between the Company and Mr. Mozden. Mr. Mozden is also entitled to incidental benefits of employment under the agreement. The employment agreement further provides that if Mr. Mozden’s employment by the Company is terminated without cause, an amount equal to the sum of (i) Mr. Mozden’s previously-determined performance bonus, but only if all performance-based metrics set forth in such bonus have been fully met prior to the date of termination, and (ii) Mr. Mozden’s base compensation earned over the previous twelve (12) months, shall be paid through equal bi-weekly installments made over a twelve-month period beginning on the day immediately following the date of Mr. Mozden’s termination of employment (the “Severance Period”). In addition, Mr. Mozden will receive immediate vesting of all previously unvested common stock and stock options and have the right to voluntarily terminate his employment, and receive the same severance arrangement detailed above, if his employment is terminated within thirty (30) days following a “Change of Control” or within thirty (30) days following an event constituting “Good Reason”. A “Change of Control” is defined in the employment agreement as the following (i) any “person” who does not currently have 50% or more of the total voting power of Sonic Foundry’s then outstanding stock becomes a “ beneficial” owner of stock of Sonic Foundry representing 50% or more of the total voting power of Sonic Foundry’s then outstanding stock; or, (ii) Sonic Foundry is acquired by another entity through the purchase of substantially all of its assets or securities; or (iii) Sonic Foundry is merged with another entity, consolidated with another entity or reorganized in a manner in which any “person” is or becomes a “beneficial” owner of stock of the surviving entity representing 50% or more of the total voting power of the surviving entity’s then outstanding stock. “Good Reason” is defined in the Employment Agreement as follows: a material diminution without cause of Mr. Mozden’s title, authority, status, duties or responsibilities; a reduction in Mr. Mozden’s salary in excess of twenty-five percent (25%) in any fiscal year; a material breach by the Company of the employment agreement, or; the principal office of the Company is relocated to a location which is more than 50 miles outside the Madison metropolitan area. Pursuant to the employment agreement, Mr. Mozden has agreed not to disclose the Company’s confidential information and not to compete against the Company during the term of his employment agreement and for a period of one year thereafter. Such non-compete clause may not be enforceable, or may only be partially enforceable, in state courts of relevant jurisdictions.

Effective June 1, 2020, the Company entered into a employment agreement with Kelsy Boyd for Ms. Boyd to serve as Chief Financial Officer of the Company. Pursuant to such employment agreement, Ms. Boyd receives an annual base salary of $200,000. Ms. Boyd will also receive a bonus of up to $50,000 provided that the Company meets certain metrics to be determined, but which will be primarily based on the Company’s earnings. In addition, pursuant to the employment agreement, Ms. Boyd has also received an initial stock option grant of options to purchase 40,000 shares of common stock, exercisable at the market price of the common stock on the date of grant, of which options to purchase 10,000 shares will vest six months from the Effective Date, and of which options to purchase 30,000 shares will vest ratably over a three (3) year period. The employment agreement further provides that if Ms. Boyd’s employment by the Company is terminated without cause, an amount equal to Ms. Boyd’s base compensation earned over the previous six (6) months, shall be paid through equal bi-weekly installments made over a twelve-month period beginning on the day immediately following the date of Ms. Boyd’s termination of employment (the “Severance Period”). In addition, Ms. Boyd will have the right to voluntarily terminate her employment, and receive the same severance arrangement detailed above following (i) any “person” becoming a “ beneficial” owner of stock of Sonic Foundry representing 50% or more of the total voting power of Sonic Foundry’s then outstanding stock; or, (ii) Sonic Foundry is acquired by another entity through the purchase of substantially all of its assets or securities; or (iii) Sonic Foundry is merged with another entity, consolidated with another entity or reorganized in a manner in which any “person” is or becomes a “beneficial” owner of stock of the surviving entity representing 50% or more of the total voting power of the surviving entity’s then outstanding stock; and, within sixty days of such event, one of the following occurs: a material diminution of Ms. Boyd’s title, authority, status, duties or responsibilities; a reduction in Ms. Boyd’s salary; a material breach by the Company of the employment agreement, or; the principal office of the Company is relocated to a location which is more than 50 miles outside the Madison metropolitan area. Pursuant to the employment agreement, Ms. Boyd has agreed not to disclose our confidential information and not to compete against us during the term of his employment agreement and for a period of one year thereafter. Such non-compete clause may not be enforceable, or may only be partially enforceable, in state courts of relevant jurisdictions.

Personal Benefits

Our executives receive a limited number of personal benefits certain of which are considered taxable income to them and which are described in the footnotes to the section of this Proxy Statement entitled “Summary Compensation Table. ”

Internal Revenue Code Section 162(m)

Internal Revenue Code Section 162(m) limits the ability of a public company to deduct compensation in excess of $1 million paid annually to the Chief Executive Officer and to each of the other executive officers named in the Summary Compensation Table. There are exemptions from this limit, including compensation that is based on the attainment of performance goals that are established by the Committee and approved by the Company stockholders. No executive officer was affected by this limitation in fiscal 2019.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of Sonic Foundry has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2020 Proxy Statement.

COMPENSATION COMMITTEE

Mark D. Burish, Chair

Brian T. Wiegand

Summary Compensation

The following table sets forth the compensation of our principal executive officer, our principal financial officer and our other executive officer for the fiscal year ended September 30, 2019.

Name and Principal Position (a)(4)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($)(1) (f)	Non-Equity Incentive Plan Compensation ($)(2) (g)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (h)	All Other Compen- sation ($)(3) (i)	Total ($) (j)

Michael Norregaard (4) Chief Executive Officer	2019	250,916	—	—	—	—	—	11,848	262,368

Gary R. Weis (5) Former Chief Executive and Chief Technology Officer	2019 2018 2017	402,343 489,880 487,136	— — —	— — —	— — 89,143	— — —	— — —	5,169 4,304 7,537	407,512 494,184 583,816

Kenneth A. Minor (6) Chief Financial Officer and Secretary	2019 2018 2017	267,997 301,990 300,298	— — —	— — —	— — 49,028	— — —	— — —	16,790 17,548 13,826	284,787 319,538 363,152

Robert M. Lipps Executive Vice President - Sales	2019 2018 2017	242,810 242,810 241,450	— — —	— — —	— — 49,028	34,077 68,862 61,997	— — —	9,100 8,614 6,149	285,987 320,286 358,624

(1)

The option awards in column (f) represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock options granted during the fiscal year. The assumptions and methodology used in calculating the compensation expense of the option awards are provided in Sonic’s Form 10-K. See Note 1, “Accounting for Stock Based Compensation” in the Notes to the Consolidated Financial Statements in Sonic’s Form 10-K. The amounts in this column represent value attributed to the awards at the date of grant and not necessarily the actual value that will be realized by the executive. There can be no assurance that the options will ever be exercised (in which case no value will be realized by the executive) or that the value on exercise will equal the ASC Topic 718 value.

(2)	The amounts in column (g) represent cash bonuses which were awarded for performance during the prior fiscal year based on a pre-established formula.
(3)

The amount shown under column (i) for the fiscal year 2019 includes Sonic’s matching contribution under our 401(k) plan of $11,848, $5,169, $9,640 and $9,100 for Messrs. Norregaard, Weis, Minor and Lipps. Mr. Minor received $650 per month as a car allowance of which the taxable personal portions was $7,150. Mr. Lipps receives a car allowance of $700 per month of which there was no taxable personal portion. Mr. Weis received car and housing allowances totaling $2,500 per month, of which there was no taxable personal portion.

(4)

Mr. Norregaard was appointed Chief Operating Officer on March 4, 2019 and Chief Executive Officer on April 22, 2019, following the retirement of Mr. Weis as Chief Executive Officer. Mr. Norregaard ceased serving as CEO on Aug. 21, 2020.

(5)	Mr. Weis retired as Chief Executive Officer on April 22, 2019.
(6)	Mr. Minor retired and served as interim CFO until May 31, 2020

Grants of Plan-Based Awards

The following table shows the plan-based awards granted to the Named Executive Officers during fiscal 2019.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other stock awards: Number of Shares of stock or	All other option awards: Number of Securities Underlying Options	Exercise or base price of option awards	Grant Date fair Value of Stock and option awards ($) (2)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)	units (#) (i)	(#) (j)	($/Sh) (1) (k)	(l)

Michael Norregaard	12/24/18	—	—	—	—	—	—	—	11,250	0.66	2,813

(1)	Sonic grants employee stock options with exercise prices equal to the closing stock price on the date of grant.
(2)

The amount reported in column (l) represents the grant date fair value of the award following the required FASB ASC Topic 718 compensation methodology. Grant date fair value is calculated using the Lattice method. See Note 1, “Accounting for Stock Based Compensation” in the Notes to the Consolidated Financial Statements in Sonic’s Form 10-K for the fiscal year ended September 30, 2019 for an explanation of the methodology and assumptions used in FASB ASC Topic 718 valuation. With respect to the option grants, there can be no assurance that the options will ever be exercised (in which case no value will be realized by the executive) or that the value on exercise will equal the FASB ASC Topic 718 value.

Sonic grants options to its executive officers under our employee stock option plans. As of September 30, 2019, options to purchase a total of 1,549,429 shares were outstanding under the plans, and options to purchase 1,013,201 shares remained available for grant thereunder.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information concerning outstanding equity awards as of September 30, 2019 held by the Named Executive Officers.

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (1) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (1) (e)	Option Expiration Date (1) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)

Michael Norregaard	5,000	0	None	3.32	04/15/2023
	2,500	0		2.24	11/10/2024
	2,500	0		2.24	11/10/2025
	2,500	0		1.39	12/27/2026
	3,750	7,500		1.39	01/17/2028
	0	11,250		0.66	12/24/2028

Gary R. Weis	2,000 73,000 50,574 75,042 92,857	0 0 0 0 0	None	6.90 7.80 7.17 4.75 2.49	03/04/2020 10/17/2022 11/05/2025 12/27/2026 01/17/2028

Kenneth A. Minor	6,000 40,000 27,816 41,273 51,071	0 0 0 0 0	None	5.26 7.80 7.17 4.75 2.49	12/02/2019 10/17/2022 11/05/2025 12/27/2026 01/17/2028

Robert M. Lipps	6,000 40,000 27,816 41,273 51,071	0 0 9,273 27,515 0	None	5.26 7.80 7.17 4.75 2.49	12/02/2019 10/17/2022 11/05/2025 12/27/2026 01/17/2028

(1)

All options were granted under our stockholder approved Employee Stock Option Plan. All unexercisable options listed in the table become exercisable over a three-year period in equal annual installments beginning one year from the date of grant.

Option Exercises and Stock Vested

The following table shows information concerning option exercises in fiscal 2019 by the Named Executive Officers.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

None

Equity Compensation Plan Information as of December 16, 2019

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	1,654,429	$5.62	1,058,201
Equity compensation plans not approved by security holders (2)	—	—	—
Total	1,654,429	$5.62	1,058,201

(1)

Consists of the 2009 Stock Incentive Plan, Employee Incentive Stock Option Plan and the Directors Stock Option Plans. For further information regarding these plans, reference is made to Note 5 of the September 30, 2019 financial statements.

(2)	Consists of the Non-Qualified Stock Option Plan. For further information regarding this plan, reference is made to Note 5 of the September 30, 2019 financial statements.

Compensation Committee Interlocks and Insider Participation

The members of the Executive Compensation Committee of Sonic's Board of Directors for fiscal 2019 were those named in the Executive Compensation Committee Report. No member of the Committee was at any time during fiscal 2019 or at any other time an officer or employee of Sonic Foundry, Inc.

No executive officer of Sonic Foundry, Inc. has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors of Sonic Foundry.

PROPOSAL TWO: RATIFICATION OF CONVERSION INTO COMMON STOCK OF THE COMPANY AT $5.00 PER SHARE OF ALL PRINCIPAL AND INTEREST OWED TO MARK D. BURISH AS OF MAY 13, 2020.

The Debt Conversion Agreement

     On May 14, 2020 the Company announced that the Company entered into a debt conversion agreement with Mr. Burish, the Company’s Chairman of the Board of Directors, to convert all outstanding debt owed to Mr. Burish into common stock, par value $.01 per share (the “Common Stock”) at a conversion price of $5.00 per share. The total debt amount, including accrued interest and fees, of $5.6 million was converted into 1,114,723 shares of common stock (the “Conversion”). The Conversion was recommended by the Company's Special Committee of Independent and Disinterested Directors (“Special Committee”) and unanimously approved by all disinterested directors of the Company. Silverwood Partners, the Special Committee's financial advisor (“Silverwood”), issued a fairness opinion in connection with the transaction. The Special Committee had also engaged Gordon Feinblatt, LLC, a Maryland law firm (“Gordon Feinblatt”), as independent legal counsel. The Conversion was negotiated by the Special Committee following an extensive market check to determine the fair value of the Company’s assets.

The Note Purchase Agreement and the Notes

On February 28, 2019, the Company and Burish entered into a Note Purchase Agreement (the "Note Purchase Agreement"), and the terms and conditions of the Note Purchase Agreement were considered, reviewed, authorized and approved by the Special Committee. The Note Purchase Agreement provided for Burish to loan the Company (a) on the initial closing date, an aggregate principal amount of $3,000,000, and (b) two additional tranches, each in the amount of $1,000,000, payable at any time prior to the first anniversary of the Note Purchase Agreement (the “Loans”), and the Loans were evidenced by subordinated secured promissory notes in an aggregate principal amount of up to $5,000,000 (collectively “Promissory Notes”). Pursuant to the Note Purchase Agreement, Burish disbursed to the Company $5,000,000, consisting of $3,000,000 on the initial closing date of February 28, 2019, an additional $1,000,000 on March 31, 2019, and the final $1,000,000 on April 30, 2019. The Company used the proceeds of the loan to retire a line of credit that had matured with Silicon Valley Bank.

Under the terms of the Promissory Notes, (a) interest accrued on the unpaid principal balance at the variable per annum rate equal to the Prime Rate (as defined) plus four percent (4.00%), (b) the outstanding principal balance of the Promissory Notes, together with all unpaid accrued unpaid interest, plus all other outstanding and unpaid obligations, was to become due and payable on February 28, 2024 (the "Maturity Date"), (c) payments of principal was to be paid in installments of $100,000 each on the last day of each month beginning August 31, 2020 and continuing through the Maturity Date, and (d) the Promissory Notes were secured by substantially all the Company's assets, including intellectual property, subordinate however to the rights of another independent third party lender to the Company, Partners for Growth V, L.P.

On November 22, 2019, Burish and the Company entered into a Note Modification Agreement deferring all interest payments due at the end of each calendar month beginning April 30, 2019 and continuing through and including July 31, 2020 (the “Modification Agreement”).

On March 24, 2020, the Company entered into a First Amendment to the Modification Agreement pursuant to which the first-year anniversary fee due on February 28, 2020 was deferred (the “First Amendment”).

 On May 13, 2020, the aggregate outstanding amounts payable in respect of the Loans was $5,573,615.58.

Background of the Company Prior to the Note Purchase Agreement

In August 2018, the Company began discussions with an independent private equity firm (“Independent Investment Firm”) to provide equity financing to the Company.

In October 2018, the Company’s senior lender, Silicon Valley Bank (“SVB”) informed the Company that to extend the then existing facility the Company would need to secure a commitment for an equity financing of approximately $4.5 million.

In November 2018, the Independent Investment Firm provided the Company with a non-binding term-sheet to purchase up to $4 million of Convertible Preferred Stock of the Company.

In December 2018, the Independent Investment Firm provided the Company with a revised non-binding term-sheet proposing the purchase of up to $6.5 million of secured notes to replace the Company’s then existing revolving credit facility and term loan.

In December 2018, the Company was notified by its senior lender, Silicon Valley Bank that due to the Company’s history of failing to meet certain financial covenants necessitating waivers and amendments to the facility agreements, as well as the recent impairment to the Company’s goodwill and its failure to meet NASDAQ listing requirements, it was no longer interested in continuing with the then existing credit facility with the Company, which matured on January 31, 2019.

On December 18, 2018, the Board of Directors appointed three independent directors to (i) negotiate a possible related party transaction with Mr. Burish in connection with raising capital for the Company and guaranteeing a revolving line of credit for Company operations; (ii) negotiate of a possible transaction with an independent third-party financing firm; (iii) consider strategies and/or other transactions to maximize shareholder value and (iv) consider a reverse stock split.

On December 20, 2018, the Company reported a non-cash expense of $11.8 million related to impairment of goodwill and intangible assets recorded in fourth quarter of 2018. It also announced that its Board of Directors formed a special committee to evaluate its capital needs; that the Company anticipated authorizing the issuance of $1 million of preferred stock during the next 30 days with Mr. Burish; that it also expected to replace one of its current lenders with another party that it believed would be an active partner, providing access to additional capital; and that the Company anticipated requesting an extension for the filing of its annual report for fiscal 2018 in order to provide sufficient time to complete these transactions.

In December 2018, because the Company failed to meet NASDAQ listing standards with respect to shareholders’ equity, the Company delisted from NASDAQ, and its Sonic common stock began trading in the Over-the-Counter Market (“OTC”).

The Company’s share price had experienced a steady decline since 2015, trading at $10.10 per share on April 13, 2015 to a low of $0.65 December 24, 2018. Since that time, the price has reached a high of $4.95 on April 23, 2020. In the sixty-five trading days preceding December 1, 2020, the average trading volume of the Company’s common stock has been only 5,250 shares per day. As a result, the Company’s ability to access equity through the public and private markets has been severely limited due to likely substantial dilution to existing shareholders. The Company has also, however, continued to incur the costs of being public, without significant benefits. As a result, the Company has been unable to fund new initiatives to expand its markets, including research and development, and sales and marketing strategies.

In light of these factors, Mr. Burish became interested in pursuing a going private transaction with Sonic, after considering his own underlying knowledge of Sonic’s business built up over nearly ten years and his willingness to accept the risks affecting Sonic’s business and leading to earnings instability.

Negotiations and Events Subsequent to the Execution of the Note Purchase Agreement and to the Debt Conversion Agreement

In May 2019, the Special Committee received written materials and presentations from several prospective financial advisors. On June 18, 2019, the Special Committee engaged Gordon Feinblatt as independent counsel to the Special Committee.

On July 11, 2019, Gordon Feinblatt met with the Board to explain a proposed resolution to more specifically set forth the authority and responsibilities of the Special Committee with respect to the various corporate transactional opportunities with which the Board may from time to time be presented, including any transaction proposed by Mr. Burish. A resolution was unanimously approved by the Board granting the Special Committee the authority and power to among other things, (i) investigate and evaluate the merits and terms of a possible transaction, (ii) negotiate the terms of a possible transaction, and (iii) determine whether a proposed transaction and the terms thereof are in the best interests of the Company and its stockholders generally and should be rejected or recommended to the stockholders for their approval.

On July 29, 2019, the composition of the Special Committee was reconstituted to be two members with David S. Slayton and Nelson A. Murphy serving as its members. Up to and through August 2019, the Special Committee negotiated engagement terms with two financial advisors, and finalized the terms of engagement of Silverwood on September 9, 2019.

On September 19, 2019, the Special Committee forwarded a letter (“Special Committee 9-19-19 Letter”) to Mr. Burish regarding his expression of interest in a possible transaction to purchase all of the outstanding common stock of the Company not held by him. In that letter, the Special Committee set forth the basis for discussing substantive terms and conditions, as well as expressly stating that the letter does not represent a commitment of any nature from the Committee, the Company or its affiliates with respect to such a transaction. The letter also noted that the Special Committee anticipated that the form and structure of a transaction will be discussed after the parties have had the opportunity to engage in certain due diligence. In that regard, the Special Committee requested that Mr. Burish not submit proposed terms prior to receiving written notification from the Special Committee that it has completed its due diligence, which may include, without limitation, conducting its own review of the Company’s operations and making such investigations, evaluations and determinations, with the assistance of its independent financial advisor and a review of its advice, with respect to the fair market value of the Company and the existence of any other strategic options that might be available to the Company and its stockholders as this Committee deems appropriate (“Written Notification”). The Special Committee further requested that no substantive discussions take place between Mr. Burish, or any of his advisors, and the Special Committee or any of its advisors until his receipt of the Written Notification. The Special Committee also requested agreement from Mr. Burish that any proposal by him and his affiliates would provide that a transaction would not be pursued or consummated unless it is approved by both (i) the Committee: (ii) a majority of the Company’s shares of common stock not owned by him or his affiliates; and, that he would not block the closing of a superior proposal from an independent third party.

In an email dated September 20, 2019, Mr. Burish agreed to pursue any going-private transaction pursuant to the terms of the Special Committee 9-19-19 Letter.

In a Special Committee meeting on November 11, 2019, after several meetings with the Sonic management team, Silverwood presented a draft of a Confidential Information Memorandum to provide to prospective interested third parties who may be interested in the purchase of the Company (“CIM”). The Special Committee determined that additional analysis needed to be modified to present a more favorable picture of the Company to prospective buyers other than a total transfer of the Company’s operations in a stock transaction, in order to improve the adjusted financial forecasts presented to potential third-party purchasers.

On November 12, 2019, the Special Committee engaged Ken Minor to perform a detailed analysis of the Company’s operations and present a pro forma forecast of operations in the event of an asset sale and transfer of the International Subsidiaries, as an alternative to a transaction that involved a merger of the Company, or the sale of all of its stock (“Spotlight Analysis”). Mr. Minor provided his preliminary findings on November 26, 2019.

On December 5, 2019, the Special Committee, the law firm of McBreen & Kopko, LLP, (MK) and Gordon Feinblatt met to discuss the Spotlight Analysis. The Special Committee determined that Silverwood should modify the CIM to provide information only with respect the sale of Mediasite assets in order to best position the Company and maximize the return to all stockholders.

On December 19, 2019, the Special Committee, Silverwood, MK and Gordon Feinblatt met to discuss further modifications to the redrafted CIM.

On January 3, 2020, the Special Committee approved the CIM, and further discussed the process of performing a market check as to third party interest in purchasing the Mediasite assets, including the initial contact list of strategic and financial acquirors to be contacted, and executive summary.

On January 7, 2020, the Special Committee sent a written notification to Mr. Burish in furtherance of the Special Committee 9-19-19 Letter, wherein the Special Committee referenced the mutually agreed upon procedure whereby they would consider a non-binding proposal from Mr. Burish to pursue a going-private transaction. In that letter, the Special Committee requested from Mr. Burish a written non-binding indication of interest.

On January 22, 2020, Mr. Burish delivered a Non-Binding Indication of Interest to purchase all of the outstanding common stock of Sonic not owned by him or his affiliates at a price of $2.25 per share in cash (“Burish 1-22-20 IOI”).

On January 27, 2020, the Special Committee held a meeting to, among other items, discuss the market check process status being conducted by Silverwood and the Burish 1-22-20 IOI. At that meeting Silverwood informed the Committee that the initial interest in the Mediasite Business was strong, and requested an additional ten to fourteen days to complete their check.

On January 31, 2020, MK informed Mr. Burish that the Special Committee had determined that they would not engage in negotiation as to the Burish 1-22-20 IOI until their financial advisor had completed its market process check, and Silverwood continued with the process of reaching out to potentially interested independent third parties.

On March 25, 2020, Mark Burish verbally increased his indication of interest to $4.25 per share without a financing contingency, and following further negotiation between Mr. Burish and the Special Committee, on April 8, 2020 Mr. Burish submitted another letter to the Special Committee (“April Letter”) containing a cash offer to purchase all the outstanding shares of the Company at a price of $5.00 per share. In the April Letter he reiterated that his offer was contingent upon shareholder approval and the recommendation of the Special Committee. On April 9, 2020 the Company publicly announced the receipt of the $5.00 offer. After such announcement, certain large shareholders informed the Company that they would not vote in favor of a transaction at $5.00 per share. Mr. Burish, however, was not willing to increase his bid, but indicated his willingness to convert the outstanding debt owed to him at $5.00 per share. Following several meetings by the Special Committee and the other disinterested directors with the Special Committee’s financial advisor and independent legal counsel an agreement was reached to convert the debt as the terms more fully described below, and subject to the receipt of a fairness opinion form Silverwood. On May 13, 2020 Silverwood delivered an opinion letter stating that “it is Silverwood’s opinion that the common stock price of $5.00 per share to be used in effecting the Conversion is fair, from a financial point of view, to the holders of common stock of the Company, other than Burish and the Burish Group, as of the date hereof.” In connection with issuing the opinion Silverwood (i) reviewed certain financial, market, securities and other data with respect to the Company that are publicly available or that have been provided to Silverwood by the Company; (ii) reviewed certain internal financial projections for the Company on a stand-alone basis that have been furnished to Silverwood by the management of the Company; (iii) conducted discussions with members of the senior management of the Company and the Special Committee with respect to the past and current business operations, and the financial conditions and prospects of the Company on a stand-alone basis; (iv) reviewed the reported historical prices and trading activity for the Company’s publicly traded common stock and for certain other publicly traded companies deemed by Silverwood to be relevant; (v) compared the financial performance and equity market capitalization of the Company with that of certain other publicly traded companies deemed by Silverwood to be relevant; (vi) compared the value of the Company with the value received, to the extent publicly available, in certain merger transactions deemed by Silverwood to be relevant; (vii) considered Silverwood’s efforts to solicit, at the Special Committee’s direction, various third party indications of interest in a possible acquisition of, or business combination with, the Company and that such efforts were publicly disclosed through filings with the Securities and Exchange Commission; and (viii) performed a discounted cash flow analysis for the Company on a stand-alone basis. In addition, Silverwood has conducted such other analyses, examinations and inquiries and considered such other financial, economic and market criteria as may have been deemed necessary and appropriate in arriving at the opinion.

Terms of Conversion Agreement

The terms of the Conversion Agreement entered into on May 13, 2020 (“Effective Date”) and filed with the Company’s quarterly report filed on SEC Form 10-Q provided for the Outstanding Debt to be converted into that number of shares of Common Stock rounded down to the nearest whole number equal to the Outstanding Debt divided by a conversion price of $5.00, and for the Company to deliver cash in lieu of the related fractional share in an amount equal to the product of (a) such fraction and (b) $5.00. As a result, Mr. Burish received 1,114,723 shares of Common Stock.

Certain Effects

As a result of the conversion, $5,573,615.58 has been fully paid, and increased the shareholders’ equity by the same amount. Mr. Burish’s ownership interest increased from 2,176,720 to 3,291,443 shares of common stock, and his beneficial ownership interest increased from 32.1% to 41.7% of the outstanding shares of common stock.

Requested Ratification by Stockholders

Maryland law provides that an interested director transaction is not void or voidable if the interest of the director is disclosed or known to:

(i) The board of directors or the committee, and the board or committee authorizes, approves, or ratifies the contract or transaction by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum; or

(ii) The stockholders entitled to vote, and the contract or transaction is authorized, approved, or ratified by a majority of the votes cast by the stockholders entitled to vote other than the votes of shares owned of record or beneficially by the interested director or corporation, firm, or other entity.

Although the independent committee of disinterested and independent directors unanimously approved the conversion, the Board of Directors is also seeking shareholder ratification. If a majority of stockholders entitled to vote do not vote in favor of the transaction, the conversion will remain in effect.

Vote Required

The ratification of the conversion into common stock of the Company at $5.00 per share of all principal and interest owed to Mark. D. Burish as of May 13, 2020, requires the affirmative vote of the holders of a majority of the votes cast by the stockholders entitled to vote at the Annual Meeting, with the 3,291,443 shares of Common Stock currently held by Mark Burish not counted toward approval of this Proposal. If you abstain or withhold your vote on this proposal, it will have no effect on the outcome of the proposal.

Recommendation of Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2 RATIFYING THE CONVERSION INTO COMMON STOCK OF THE COMPANY AT $5.00 PER SHARE OF ALL PRINCIPAL AND INTEREST OWED TO MARK D. BURISH AS OF MAY 13, 2020.

 .

PROPOSAL THREE: APPROVAL OF THE

SONIC FOUNDRY, INC. 2020 EQUITY INCENTIVE PLAN

Sonic is asking its stockholders to approve the new Sonic Foundry, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan is intended to update and replace our 2009 Stock Incentive Plan (the “2009 Plan”) in order to modernize the plan in light of recent tax law changes. If the 2020 Plan is approved by our stockholders, no further awards will be granted under the 2009 Plan.

Our Board believes that the 2020 Plan will be a vital component of our employee compensation programs, since it will allow us the ability to compensate our employees, consultants and non-employee directors whose contributions are important to our success by offering them the opportunity to participate in our future performance while at the same time providing an incentive to build long-term stockholder value. We operate in a competitive market and new hire grants are essential in helping us attract talented individuals. Likewise, annual grants are essential in helping us retain and motivate our most valuable employees. Both new hire grants and annual grants help keep employees’ interests aligned with the interests of our stockholders.

In December 2020, the Executive Compensation Committee, under authority delegated by the Board, approved the 2020 Plan for the reasons discussed below, subject to approval by our stockholders. Our Board and management, therefore, recommend that stockholders approve the 2020 Plan. If our stockholders do not approve the 2020 Plan, the 2009 Plan will remain in effect with its current terms and conditions and with its current number of shares reserved for issuance.

Plan Share Reserve

As of September 30, 2020 an aggregate of 992,485 shares remained available for future grants under our 2009 Plan. We used this number in determining the approximate number of shares to reserve under the 2020 Plan. If the 2020 Plan is approved, no further awards will be granted under the 2009 Plan.

The Board believes that the request to authorize 1,000,000 shares for issuance pursuant to the 2020 Plan is reasonable and prudent. This number of shares should allow us to continue our current granting practices in the future and to be able to respond to growth, market competition and potential stock price fluctuations.

The closing market price of our common stock on November 16, 2020 was $3.15.

Equity Awards

We have used the 2009 Plan and the 2008 Non-Employee Director’s Stock Option Plan to grant equity awards.

As of September 30, 2020, under our 2009 Plan and our 2008 Director’s Plan, we had an aggregate of 1,707,515 outstanding stock options and warrants, with a weighted average exercise price of $5.07, and a weighted average remaining term of 5.2 years.

Vote Required and Board Recommendation

Stockholders are requested to approve the 2020 Plan. The 2020 Plan is attached as Annex A.

We believe that the approval of the 2020 Plan is appropriate. The Board believes that equity awards in meaningful amounts motivate high levels of performance, align the interests of our employees and stockholders by giving employees the perspective of an owner with an equity stake in the company and provide an effective means of recognizing employee contributions to the success of the company. The Board believes that equity awards are a competitive necessity in the environment in which we operate, and are essential to our continued success at recruiting and retaining the highly qualified technical and other key personnel who help the company meet its goals, as well as rewarding and encouraging current employees. The Board believes that the ability to continue granting meaningful equity awards will be important to our future success.

Summary of the 2020 Plan

The following paragraphs provide a summary of the principal features of the 2020 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 2020 Plan to give effect to this Proposal 3, a copy of which has been filed with the SEC with this proxy statement as Annex A. For purposes of this Summary of the 2020 Plan, the term “Committee” refers to the Executive Compensation Committee, unless the context or applicable law requires otherwise.

Purpose. Our 2020 Plan will advance the interests of Sonic Foundry and our stockholders by providing equity-based incentives that are necessary in today’s competitive labor market to attract, motivate, reward and retain employees, consultants, directors and other advisors upon whose judgment and contributions we depend for our success. The 2020 Plan will allow us to achieve these purposes by providing for grants of stock options, stock appreciation rights, stock purchase rights, stock grants, RSU’s, performance shares and performance units.

Eligibility. We may grant awards to employees (including executive officers) and consultants of Sonic Foundry, our subsidiary corporations or other affiliated entities of Sonic Foundry and members of our Board. Pursuant to applicable tax law, we may grant incentive stock options only to employees; however, we may grant all other awards to any eligible participant. As of September 30, 2020, we had a total of 177 employees and six non-employee directors who would be eligible to be granted awards from the 2020 Plan.

Shares Subject to the 2020 Plan. We are proposing a share reserve under the 2020 Plan of 1,000,000 shares of our common stock. As of September 30, 2020, awards covering 1,707,515 shares were outstanding under the 2009 Plan, and 992,485 shares remained available for future grants under our 2009 Plan. If our stockholders approve the 2020 Plan, then no new awards will be made under the 2009 Plan, and all awards granted under the 2009 Plan will be ratified and approved.

Shares Available for Grant.  If any award granted under the 2020 Plan expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase upon failure to vest at termination are forfeited or repurchased, such shares will again become available for issuance under the 2020 Plan in proportion to the number of shares by which the reserve was originally reduced at the time of grant or issuance. Shares will not be treated as having been issued under the 2020 Plan, and will therefore not reduce the number of shares available for grant, to the extent an award is settled in cash (other than stock appreciation rights). Shares will be treated as having been issued under the 2020 Plan to the extent such shares are withheld in satisfaction of tax withholding obligations or the payment of the award’s exercise or purchase price. Upon exercise of stock appreciation rights or net exercise of options, the gross number of shares exercised will be treated as having been issued under the 2020 Plan. Shares issued under the 2020 Plan may be authorized but unissued or reacquired shares of Sonic Foundry common stock or any combination thereof.

Share Adjustments for Changes in Capital Structure. Appropriate adjustments will be made to the number and class of shares reserved under the 2020 Plan, the other numerical limits described in the 2020 Plan and the number of shares and exercise or purchase price of outstanding awards granted under the 2020 Plan, in the event of any change in our common stock through a stock split, stock dividend, merger, reorganization, or similar change in Sonic Foundry’s capital structure, or in the event of a dividend or distribution to our stockholders in a form other than Sonic Foundry common stock (excepting normal cash dividends) that has a material effect on the fair market value of shares of Sonic Foundry common stock.

Award Types. The 2020 Plan authorizes the award of stock options, stock appreciation rights, stock grants, stock purchase rights, RSU’s, performance shares and performance units, as well as for services as a director, cash-based amounts (including, without limitation, retainers).

Administration. The 2020 Plan would be administered by the Board and the Committee (the “Plan Administrator”), as was the 2009 Plan. The Board authorizes grants of awards to its directors. The Committee, which consists entirely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, will be authorized to grant all types of awards to employees, executive officers and consultants as it was with the 2009 Plan. Subject to the provisions of the 2020 Plan and the authority delegated to it by the Board, the Committee will determine as it did pursuant to the 2009 Plan, in its discretion, the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Plan Administrator interprets the 2020 Plan and may also establish rules and policies for administration of the 2020 Plan. As with the 2009 Plan, the Plan Administrator will have the power and authority to make all determinations and take any actions with respect to the 2020 Plan and awards granted under the 2020 Plan that the Plan Administrator deems advisable and otherwise not inconsistent with the 2020 Plan terms or applicable law.

Stock Options. The Plan Administrator may grant stock options under the 2020 Plan. The exercise price of each stock option may not be less than the fair market value of a share of our common stock on the date of grant (except in connection with the assumption or substitution for another stock option in a manner qualifying under Sections 409A and 424(a) of the Internal Revenue Code of 1986, as amended (“Code”)). In addition, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any subsidiary corporation of Sonic Foundry (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of our common stock on the date of grant.

The Plan Administrator may permit payment of the exercise price of an option in such form of consideration as approved by the Plan Administrator to the extent permitted by applicable law.

Stock options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Plan Administrator. Stock options granted under the 2020 Plan will expire not later than ten years from the date of grant and in no event will the term of an incentive stock option granted to a Ten Percent Stockholder exceed five years.

Stock Appreciation Rights. The Plan Administrator may grant stock appreciation rights either in tandem with a related stock option (a “Tandem SAR”) or independently of any stock option (a “Freestanding SAR”). A Tandem SAR requires the stock option holder to elect either the exercise of the underlying stock option for shares of common stock which will result in the surrender of the related Tandem SAR, or the exercise of the Tandem SAR which will result in the surrender of the related stock option. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Plan Administrator, provided that a Freestanding SAR will expire not later than seven years from the date of grant. The exercise price of a stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of a stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the Plan Administrator’s discretion, we may pay this stock price appreciation in cash, in shares of common stock whose fair market value on the exercise date equals the payment amount, or a combination of both. Payment generally is made in a lump sum as soon as possible following exercise.

Repricing Prohibition. Repricing a stock option or a stock appreciation right is prohibited without prior stockholder approval.

Stock Awards. Stock awards may be granted under the 2020 Plan in the form of a stock grant, a stock purchase right or an RSU. No monetary payment is required for receipt of shares pursuant to a stock grant. The purchase price for shares issuable under each stock purchase right (and, if applicable, each RSU) will be established by the Plan Administrator in its discretion and may be paid in cash, by check, in cash equivalent, by such other lawful consideration as approved by the Plan Administrator, or any combination thereof.

Stock awards may be granted by the Plan Administrator subject to such restrictions for such periods as determined by the Plan Administrator and set forth in a written agreement between Sonic Foundry and the participant, and neither the award nor the shares acquired pursuant to the award may be sold or otherwise transferred or pledged until the restrictions lapse or are terminated. Restrictions may lapse in full or in installments on the basis of the participant’s continued service or other factors, such as the attainment of one or more performance goals established by the Plan Administrator.

Unless determined otherwise by the Plan Administrator, a participant generally will have all the rights of a stockholder including voting rights and right to receive dividends with respect to shares underlying a stock grant award but dividends shall not be paid to the participant unless the related stock grant award vests. The Plan Administrator may grant dividend equivalent rights with respect to restricted stock units but payments with respect to such dividend equivalent rights shall not be made unless the related RSUs vest.

Performance Awards. The Plan Administrator may grant performance shares and performance units (“performance awards”) subject to such conditions and the attainment of such performance goals over such periods as the Plan Administrator determines. Performance shares and performance units are unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of one share of common stock and $100 per unit, respectively. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. We may settle performance awards to the extent earned in cash, shares of our common stock (including shares of restricted stock) or a combination of both. The Plan Administrator may grant dividend equivalent rights with respect to performance shares for cash dividends, which may be paid to the participant in the form of cash, shares of common stock or a combination of both but shall only be payable if the related performance shares are earned.

Generally, performance goals will be based on the achievement of company-wide, divisional or individual goals or any other basis determined by the Committee in its discretion.

Following completion of the applicable performance period, the Plan Administrator will determine the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Plan Administrator may otherwise make positive or negative adjustments to performance award payments to participants to reflect the participant’s individual job performance or other factors determined by the Plan Administrator.

Clawback/Recovery. Any award granted under the 2020 Plan is subject to recovery pursuant to any clawback requirements that the Plan Administrator sets forth in the award agreement and any clawback policy that Sonic Foundry otherwise is required to adopt under applicable law.

Change of Control. In the event of a “Change of Control” (as defined in the 2020 Plan), the surviving, continuing successor or purchasing entity or its parent may, without the consent of any participant, either assume Sonic Foundry’s rights and obligations under outstanding awards or substitute substantially equivalent equity awards. If the acquiring entity elects not to do so, then all unexercised and unvested portions of all outstanding awards will become immediately exercisable and vested in full. Any awards which are not assumed or replaced in connection with a Change of Control or exercised prior to the Change of Control will terminate effective as of the time of the Change of Control. We may provide in the future additional benefits upon a Change of Control or other similar transactions.

Transferability. Generally, awards under the 2020 Plan may not be transferred except by will or the laws of descent and distribution, and may be exercised during a participant’s lifetime only by the participant.

Tax Withholding. To the extent permitted by law, we may deduct from the shares issuable to a participant upon the exercise or settlement of an award, or to accept from the participant the tender of, shares having a value equal to all or any part of the tax withholding obligations; provided that, the value of shares withheld or tendered to satisfy any such tax withholding obligations may not exceed the amount determined by the Plan Administrator or the amount of taxes owed by the participant using the maximum statutory tax rate in the participant’s applicable jurisdiction.

Termination or Amendment. The 2020 Plan will continue in effect until the first to occur of (1) its termination by the Board, or (2) the date on which all shares available for issuance under the 2020 Plan have been issued and all restrictions on such shares under the terms of the 2020 Plan and the agreements evidencing awards granted under the 2020 Plan have lapsed. All incentive stock options must be granted, if at all, within ten years from the earlier of the date the 2020 Plan is adopted by the Board (or the Committee) or the date the 2020 Plan is duly approved by our stockholders.

The Plan Administrator may terminate or amend the 2020 Plan at any time, provided that without stockholder approval, the 2020 Plan cannot be amended to effect any change that would require stockholder approval under any applicable law, regulation or rule. Further, generally no termination or amendment of the 2020 Plan may adversely affect an outstanding award without the participant’s consent, unless such termination or amendment is necessary to comply with applicable law, regulation, or rule.

Summary of Federal Income Tax Consequences

The following summary is intended only as a general guide to the current U.S. federal income tax consequences of participation in the 2020 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances, and, among other considerations, does not describe state, local, or international tax consequences. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Incentive Stock Options. A participant recognizes no taxable ordinary income as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through the exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, Sonic Foundry will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods described above (a “disqualifying disposition”), then at the time of such disqualifying disposition the participant will realize taxable ordinary income equal to the lesser of (1) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (2) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long term or short term depending on whether the stock was held for more than one year. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally Sonic Foundry will be entitled to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options and Stock Appreciation Rights. A participant generally recognizes no taxable ordinary income as a result of the grant of a nonstatutory stock option or stock appreciation right with a per share exercise price equal to not less than the fair market value of a share of the underlying stock on the date of grant. Upon exercise of a nonstatutory stock option or stock appreciation right, the participant generally recognizes ordinary income in the amount equal to the excess of the fair market value of the exercised shares on the date of purchase over the exercise price of such shares. Generally, Sonic Foundry will be entitled to an income tax deduction in the taxable year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Stock Grants and Stock Purchase Rights. A participant acquiring stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” and the participant’s purchase price, if any. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (1) the date on which the shares become transferable, or (2) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as a capital gain or loss. Such gain or loss will be long term or short term depending on whether the stock was held for more than one year. Sonic Foundry generally will be entitled to a corresponding income tax deduction in the taxable year in which ordinary income is recognized by the participant.

Restricted Stock Units. A participant generally recognizes no taxable ordinary income as a result of the grant of an RSU award. In general, the participant will recognize ordinary income in the year in which the shares subject to that award vest and are actually issued to the participant, in an amount equal to the fair market value of the shares on the date of issuance. Sonic Foundry generally will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant for the taxable year in which such ordinary income is recognized by the participant.

Performance Awards. A participant generally will recognize no income as a result of the grant of a performance share or performance unit award. Upon the settlement of such awards, participants generally will recognize ordinary income in the year of receipt in an amount equal to the cash received, if any, and the fair market value of any unrestricted shares received. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above in “Stock Grants and Stock Purchase Rights.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date,” will be taxed as a capital gain or loss. Sonic Foundry generally will be entitled to a deduction equal to the amount of ordinary income recognized by the participant for the taxable year in which such ordinary income is recognized by the participant.

Limitation on Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to each covered employee exceeds $1 million.

Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2020 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation actually or constructively is received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Awards Under the Plan

No awards have yet been made under the 2020 Plan. Awards under the 2020 Plan would be made at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the 2020 Plan in the future are not determinable at this time. No awards have been granted that are contingent on the approval of the 2020 Plan.

Approval of the 2020 Plan requires the affirmative vote of the holders of a majority of the shares entitled to vote at this meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL THREE. APPROVING THE 2020 EQUITY INCENTIVE PLAN

PROPOSAL FOUR: AMENDMENT OF THE 2008 SONIC FOUNDRY EMPLOYEE STOCK

PURCHASE PLAN

The Board of Directors believe that it is in the best interest of Sonic and its stockholders to amend the 2008 Employee Stock Purchase Plan to increase the number of shares of common stock subject to the plan from 200,000 to 300,000. The 2008 Employee Stock Purchase Plan (as amended, the “Purchase Plan”) currently provides for 200,000 shares of common stock to be subject to the Purchase Plan. In the opinion of the Company, the Purchase Plan enhances the interest of employees in the continued success of Sonic and served to align the interests of the employees and stockholders. In addition, the Board of Directors is of the opinion that employee stock purchase plans provide an aid in recruiting highly qualified and talented employees. At June 30, 2020, there were 9,440 shares available for issuance under the plan and we typically issue approximately 14,000 shares per year.

For these reasons, the Board of Directors authorized the amendment of the 2008 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of common stock subject to the plan from 200,000 to 300,000, subject to the approval of stockholders at the Annual Meeting.

The following is a summary of the material provisions of the Purchase Plan. This summary is qualified in its entirety by reference to the specific provisions of the Purchase Plan, the full text of which, as proposed to be amended, is attached to this Proxy Statement as Annex B.

Summary of the Purchase Plan

Common Stock Subject to Plan

Subject to adjustment as provided below, 300,000 shares of Common Stock will be available for issuance under the Purchase Plan. Shares of Common Stock delivered under the Purchase Plan may be authorized and unissued shares or reacquired shares. As of September 30, 2020, the share price at close of business was $3.40.

Participation

Any employee who has completed 90 days of employment with Sonic or any Designated Subsidiary of Sonic on the first day of each offering period will be eligible to participate in the Purchase Plan. A Designated Subsidiary of Sonic is any majority-owned subsidiary of Sonic that has been designated by the Board of Directors as eligible to participate in the Purchase Plan with respect to its Employees. An employee of Sonic or a Designated Subsidiary of Sonic who, after the grant of an option to purchase, would hold common stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of Sonic will not be eligible to participate. As of September 30, 2020, approximately 103 employees of Sonic would be eligible to participate in the Purchase Plan.

Purchases Under the Purchase Plan

Sonic will continue to make bi-annual offerings to eligible employees of options to purchase shares of Common Stock under the Purchase Plan on the first trading day of January and July. Each offering period will continue to be for a period of six months from the date of offering, and each eligible employee as of the date of offering will continue to be entitled to purchase shares of Common Stock at a purchase price equal to the lower of 85% of the fair market value of Common Stock on the first trading day of the offering period or 85% of the fair market value of Common Stock on the last trading day of the offering period.

Payment for shares of Common Stock purchased under the Purchase Plan will continue to be made by authorized payroll deductions from an employee's Total Wages. Subject to the terms of the Purchase Plan, eligible employees who desire to participate in the Purchase Plan will designate a stated whole percentage of their total wages, up to a maximum of 10%, to be deducted from their total wages and held by Sonic until the date of purchase. No participant in the Purchase Plan is permitted to purchase Common Stock under the Purchase Plan if such option would permit his or her rights to purchase stock under the Purchase Plan to accrue at a rate that exceeds $25,000 of the fair market value of such shares (determined as of the date of grant of such right), or that exceeds 1,000 shares, for each calendar year during which any option granted to such individual under any such plan is outstanding at any time.

A participant has none of the rights or privileges of a stockholder of Sonic (including the right to receive dividends) until the shares purchased under the Purchase Plan are fully paid for and issued.

Withdrawal

An employee may withdraw from the plan if such request is made at least 30 days prior to the end of a contribution period. Such withdrawal request and the refund of all cash contributions, without interest, will be made as soon as administratively feasible and all options will be cancelled. Once terminated, an employee will be eligible for reenrollment in the plan beginning with the contribution period beginning immediately following the next contribution period.

Termination of Participation

An employee's participation in the Purchase Plan will be terminated when he or she: (1) voluntarily elects to withdraw his or her entire account; (2) resigns or is discharged from Sonic and all Designated Subsidiaries of Sonic; or (3) dies.

Administration

The Purchase Plan will continue to be administered by the Compensation Committee of the Board or such other committee established by the Board of Directors of Sonic (“the Committee”).

Modification and Termination

The Committee may terminate the Purchase Plan at any time or make any amendment or modification it deems advisable.

Adjustments

Appropriate and proportionate adjustments will be made in the number and class of shares available under the Purchase Plan, and to the rights granted under the Purchase Plan and the prices applicable to such rights, to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

Transferability

A participant's rights under the Purchase Plan are exercisable only by such participant and may not be transferred in any manner.

Federal Income Tax Consequences

Sonic has been advised that under current law the federal income tax consequences to participants and Sonic of options granted under the Purchase Plan would generally be as set forth in the following summary. This summary is not a complete analysis of all potential tax consequences relevant to participants and Sonic and does not describe tax consequences based on particular circumstances. For these reasons, participants should consult with a tax advisor as to any specific questions regarding the tax consequences of participation in the Purchase Plan.

It is intended that the option to purchase shares of Common Stock granted under the Purchase Plan will constitute an option issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. If shares are purchased under the Purchase Plan, and no disposition of these shares is made within two years of the date of grant of the option, or within one year after the purchase of the shares, then no income will be realized by the employee at the time of the transfer of the shares to such employee. When an employee sells or otherwise disposes of the shares, or in the event of his or her death (whenever occurring) while owning such shares, there will be included in his or her gross income, as compensation, an amount equal to the lesser of: (i) the amount by which the fair market value of the shares on the first trading day of the offering period exceeds the purchase price for the shares, or (ii) the amount by which the fair market value at the time of disposition or death exceeds the purchase price per share. Any further gain will be treated for tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the offering period applicable to such shares.

No deduction will be allowed to Sonic for federal income tax purposes in connection with the grant or exercise of the option to purchase shares under the Purchase Plan, provided there is no disposition of shares by a participant within either the two-year or the one-year periods referred to above. If an employee disposes of the shares within either the two-year or the one-year periods referred to above, he or she will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of exercise of the option, and Sonic will be entitled to a deduction in the same amount. Any difference between the amount received upon such a disposition and the fair market value of the shares at the time of exercise of the option will be capital gain or loss, as the case may be.

Plan Benefits

Participation in the Purchase Plan is voluntary and each eligible employee will make his or her own election whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Purchase Plan.

Provision to Purchase Additional Shares of Common Stock by Employees and Directors

Apart from the Plan provisions set forth above, the Committee has the power and authority to allow any Employee or director to receive Shares in lieu of cash compensation or cash fees. In such event, in order to account for the non-transferability of any Shares acquired thereunder, the Committee may discount the value of such Shares by up to 15% of the then Fair Market Value of unvested Shares of Common Stock. This portion of the Plan will allow Employees and directors the opportunity to acquire Shares in accordance with such special terms and conditions as the Committee may establish from time to time, which terms and conditions may modify the terms and conditions of the Plan set forth elsewhere in the Plan. Without limiting the authority of the Committee, the special terms and conditions which may be established with respect to such Employees and directors who elect to participate in this portion of the Plan, and which need not be the same for all such Employees and directors, include but are not limited to the right to participate, procedures for elections to participate, the purchase price of any Shares to be acquired, and the maximum amount of Shares which may be purchased by any participating Employee or director. Any purchases made pursuant to the provisions of this portion of the Plan shall not be subject to the requirements of Section 423 of the Code and the federal income tax consequences set forth above shall not apply thereto.

Vote Required

The amendment of the Purchase Plan requires the approval of a majority of the outstanding shares entitled to vote at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL FOUR TO AMEND THE EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL FIVE: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

The core of Sonic’s executive compensation policies and practices continues to be to pay for performance. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. We urge you to read the Compensation Discussion and Analysis section of this proxy statement for additional details on our executive compensation, including our compensation philosophy and objectives and the 2019 compensation of our Named Executive Officers.

Pursuant to the “Say on Pay” rules enacted pursuant to Section 14A of the Securities Exchange Act, we are asking you to vote on the adoption of the following resolution:

BE IT RESOLVED by the stockholders of Sonic Foundry, Inc., that the stockholders approve the compensation of Sonic’s Named Executive Officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules.

As an advisory vote, this Proposal is non-binding. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders, and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Vote Required

The affirmative vote of a majority of the shares of Sonic common stock cast at the Annual Meeting is required for approval of this Proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL FIVE.

PROPOSAL SIX: ADVISORY VOTE ON SELECTION OF FREQUENCY FOR ADVISORY VOTE ON EXECUTIVE COMPENSATION PROPOSAL

As part of the “Say on Pay”, the Sonic stockholders may indicate, by a non-binding advisory vote, the frequency desired at which they will have an advisory vote on the compensation paid to Sonic’s Named Executive Officers. (In other words, how often a proposal similar to this year’s Proposal Two will be included in the matters to be voted on at the Annual Meeting.) The choices available under the Say on Pay rules are every year, every other year, or every third year.

Please mark your proxy card to indicate your preference on this Proposal or your abstention if you wish to abstain. If you fail to indicate your preference, your shares will be treated as though you chose to abstain on this proposal. A plurality of the votes cast on this Proposal will determine the frequency selected by the stockholders. The Board of Directors recommends that you select three years as the desired frequency for a stockholder vote on executive compensation under the Say on Pay rules.

The frequency selected by the stockholders for conducting Say on Pay voting at the Annual Meetings of the stockholders of the Company is not a binding determination. However, the frequency selected will be given due consideration by the Company in its discretion.

PROPOSAL SEVEN: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of Wipfli LLP (“Wipfli”) as independent auditors to audit our financial statements for the year ending September 30, 2019, and has further directed that management submit the selection of independent public accountants for ratification by the stockholders at the Annual Meeting. Representatives of Wipfli are expected to be present at the Annual Meeting to respond to stockholders' questions and to have the opportunity to make any statements they consider appropriate.

Stockholder ratification of the selection of Wipfli as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Wipfli to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of Sonic and its stockholders.

The ratification of the appointment of Wipfli as independent public accountants requires the approval of a majority of the votes cast at the Annual Meeting.

Recommendation of Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL SEVEN RATIFYING THE APPOINTMENT OF WIPFLI AS INDEPENDENT AUDITORS FOR SONIC FOUNDRY.

Relations with Independent Auditors

The Company, upon the recommendation of its audit committee has selected Wipfli, LLP (“Wipfli”) as its independent auditor for the fiscal year ending September 30, 2020.

On April 22, 2019, the Company, upon the recommendation of its audit committee, dismissed Baker Tilly Virchow Krause (“BT”) and appointed Wipfli, LLP (“Wipfli”) as its independent auditor for the fiscal year that commenced October 1, 2018.

During the years ended September 30, 2019 and 2018 and through September 30, 2020, neither the Company nor its audit committee consulted Wipfli with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, as defined in Item 304(a)(2)(i) of Regulation S-K, for which was concluded an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Likewise, neither the Company nor the audit committee consulted Wipfli regarding any matter that was the subject of a disagreement or a reportable event, as defined in Item 304(a)(2)(ii) of Regulation S-K.

As stated in Proposal 7, the Board has selected Wipfli to serve as our independent auditors for the fiscal year ending September 30, 2020.

Audit services performed by Wipfli for Fiscal 2019 consisted of the examination of our financial statements, review of fiscal quarter results, and services related to filings with the Securities and Exchange Commission (SEC). We also retained Wipfli to perform certain audit related services associated with the audit of our benefit plan. All fees paid to Wipfli were reviewed, considered for independence and upon determination that such payments were compatible with maintaining such auditors’ independence, approved by Sonic’s audit committee prior to performance.

Audit services performed by BT for Fiscal 2018 consisted of the examination of our financial statements, review of fiscal quarter results, and services related to filings with the Securities and Exchange Commission (SEC). We also retained BT to perform certain audit related services associated with the audit of our benefit plan. All fees paid to BT were reviewed, considered for independence and upon determination that such payments were compatible with maintaining such auditors’ independence, approved by Sonic’s audit committee prior to performance

Fiscal Years 2019 and 2018 Audit Firm Fee Summary

During fiscal years 2019 and 2018, we retained our principal accountants to provide services in the following categories and amounts:

	Years Ended September 30,
	2019	2018
Baker Tilly Virchow Krause LLP
Audit Fees	$30,000	$398,607
Audit Related		5,700
Tax Fees		0

Wipfli LLP
Audit Fees
Audit Related	360,723
Audit Related	10,500
Tax Fees	46,710

All of the services described above were approved by Sonic’s audit committee prior to performance. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. The audit committee has determined that the payments made to its independent accountants for these services are compatible with maintaining such auditors’ independence.

REPORT OF THE AUDIT COMMITTEE 1

The Audit Committee's role includes the oversight of our financial, accounting and reporting processes, our system of internal accounting and financial controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors' audit work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles. The Audit Committee held five meetings during fiscal 2019.

Messrs. Murphy, Slayton and Wiegand meet the rules of the SEC for audit committee membership and are "independent" as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and under Nasdaq listing standards. A copy of the Audit Committee Charter is available on Sonic’s website.

As set forth in the Audit Committee Charter, management of Sonic is responsible for the preparation, presentation and integrity of Sonic’s financial statements and for the effectiveness of internal control over financial reporting. Management and the accounting department are responsible for maintaining Sonic’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Sonic’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

We have reviewed and discussed with our independent auditors, Wipfli, matters required to be discussed pursuant to Auditing Standard No. 16 (Communications with Audit Committees) as promulgated by the Public Company Accounting Oversight Board. We have received from the auditors a formal written statement describing the relationships between the auditor and Sonic that might bear on the auditor's independence consistent with applicable requirements of the Public Company Accounting Oversight Board. We have discussed with Wipfli matters relating to its independence, including a review of audit related fees, and considered the compatibility of non-audit services with the auditors' independence.

The members of the Audit Committee are not full-time employees of Sonic and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Sonic’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Sonic’s auditors are in fact “independent.”

1 The material in this report is not “soliciting material”, is not deemed filed with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

We have reviewed and discussed with management and Wipfli the audited financial statements. We discussed with Wipfli the overall scope and plans of their audit. We met with Wipfli, with and without management present, to discuss results of their examination and the overall quality of Sonic’s financial reporting.

Based on the reviews and discussions referred to above and our review of Sonic’s audited financial statements for fiscal 2019, we recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2019, for filing with the SEC effective December 19, 2019.

Respectfully submitted,

AUDIT COMMITTEE

Nelson A. Murphy, Chair

David F. Slayton

Brian T. Wiegand

CERTAIN TRANSACTIONS

Frederick H. Kopko, Jr., a director and stockholder of Sonic Foundry, is a partner in McBreen & Kopko. Pursuant to the 2008 Non-Employee Directors Plan, Mr. Kopko was granted options to purchase 20,000 shares of Common Stock at exercise prices ranging from $1.39 to $14.83. During fiscal 2019, we paid the Chicago law firm of McBreen & Kopko certain compensation for legal services rendered subject to standard billing rates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Sonic's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3 and Forms 4 furnished to us pursuant to Rule 16a-3 under the Exchange Act during our most recent fiscal year, to Sonic Foundry's knowledge, all reporting persons complied with all applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

Code of Ethics

Sonic has adopted a Code of Ethics (as defined in Item 406 of Regulation S-K) that applies to its principal executive, financial and accounting officers. Sonic Foundry will provide a copy of its code of ethics, without charge, to any investor who requests it. Requests should be addressed in writing to Ms. Kelsy Boyd, Corporate Secretary, 222 West Washington Ave, Madison, WI 53703.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any stockholder who desires to contact our Board or specific members of our Board may do so electronically by sending an email to the following address: directors@sonicfoundry.com. Alternatively, a stockholder can contact our Board or specific members of our Board by writing to: Secretary, Sonic Foundry Incorporated, 222 West Washington Avenue, Madison, WI 53703.

Each communication received by the Secretary will be promptly forwarded to the specified party following normal business procedures. The communication will not be opened but rather will be delivered unopened to the intended recipient. In the case of communications to the Board or any group or committee of Directors, the Secretary will open the communication and will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope is addressed.

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

Requirements for Stockholder Proposals to be Considered for Inclusion in Sonic's Proxy Materials.

Stockholders of Sonic may submit proposals on matters appropriate for stockholder action at meetings of Sonic's stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in Sonic's proxy materials relating to its 2021 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied, and such proposals must be received by Sonic no later than the anniversary date of 120 days prior to the date of this proxy statement (August 17, 2021) Such proposals should be delivered to Corporate Secretary, Sonic Foundry, Inc., 222 West Washington Avenue, Madison, Wisconsin 53703.

Requirements for Stockholders Proposals to be Brought Before the Annual Meeting.

Sonic's bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary not less than ninety nor more than one hundred twenty calendar days prior to the anniversary of the date on which Sonic held its immediately preceding annual meeting of stockholders. To be timely for the 2021 Annual Meeting of Stockholders, a stockholder's notice must be delivered or mailed to and received by Sonic's Secretary at the principal executive offices of Sonic between September 30, 2021 and October 31, 2021. However, in the event that the annual meeting is advanced by more than 30 days or delayed by more than 60 days from January 28, 2022, to be timely, notice by the stockholders must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder's notice as provided above. A stockholder's notice to Sonic's Secretary must set forth the information required by Sonic's bylaws with respect to each matter the stockholder proposes to bring before the Annual Meeting.

In addition, the proxy solicited by the Board of Directors for the 2021 Annual Meeting of Stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at that meeting for which Sonic has not been provided with notice on or prior to the anniversary date of 45 days prior to the date of this proxy statement (October 31, 2021), and (ii) any other proposal, if the 2021 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934. Notwithstanding the above, all stockholder proposals must comply with the provisions of Sonic’s bylaws.

OTHER MATTERS

The Board of Directors has at this time no knowledge of any matters to be brought before this year's Annual Meeting other than those referred to above. However, if any other matters properly come before this year's Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

GENERAL

A copy of our Annual Report to Stockholders for the fiscal year ended September 30, 2019 is being mailed, together with this Proxy Statement, to each stockholder. Additional copies of such Annual Report and of the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy may be obtained from us. We will, upon request, reimburse brokers, banks and other nominees, for costs incurred by them in forwarding proxy material and the Annual Report to beneficial owners of Common Stock. In addition, directors, officers and regular employees of Sonic and its subsidiaries, at no additional compensation, may solicit proxies by telephone, telegram or in person. All expenses in connection with soliciting management proxies for this year's Annual Meeting, including the cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy are to be paid by Sonic.

Sonic will provide without charge (except for exhibits) to any record or beneficial owner of its securities, on written request, a copy of Sonic's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended September 30, 2019, including the financial statements and schedules thereto. Exhibits to said report, and exhibits to this proxy statement, will be provided upon payment of fees limited to Sonic's reasonable expenses in furnishing such exhibits. Written requests should be directed to Investor Relations, 222 West Washington Avenue, Madison, Wisconsin 53703. We also make available, free of charge, at the “Investor Information” section of our website, our annual report on Form 10-K, our quarterly reports on Form 10-Q, our current reports on Form 8-K, our proxy statement, amendments and exhibits to such reports as soon as practicable after the filing of such reports, exhibits and proxy statements with the Securities and Exchange Commission.

In order to assure the presence of the necessary quorum at this year's virtual Annual Meeting, and to save Sonic the expense of further mailings, please date, sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. The signing of a proxy will not prevent a stockholder of record from voting virtually at the meeting.

By Order of the Board of Directors,

/s/ Kelsy Boyd
December 18, 2020	Kelsy Boyd, Secretary

ANNEX A

SONIC FOUNDRY, INC.

2020 EQUITY INCENTIVE PLAN

1.ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1    Establishment. Sonic Foundry, Inc., a Maryland corporation, established the Sonic Foundry, Inc. 2020 Equity Incentive Plan (the “Plan”) effective as of January 28, 2021, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2    Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights (“SARs”), Stock Purchase Rights, Stock Grants, Restricted Stock Units and Performance Shares, and Performance Share Units. [In addition, the Plan provides for certain cash-based amounts for service as Director.]

1.3    Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2. DEFINITIONS AND CONSTRUCTION.

2.1    Definitions. Whenever used herein, the terms set forth in Appendix I shall have their respective meanings set forth in Appendix I.

2.2    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1    Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2    Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent consistent with applicable law, the Board may, in its discretion, delegate to a committee comprised of one or more Officers (any such committee, an “Officer Committee”) the authority to designate Employees (other than themselves) to receive one or more Stock Awards, Options or rights to acquire shares of Stock and to determine the number of shares of Stock subject to such Stock Awards, Options and rights, without further approval of the Board or the Committee. Any such grants will be subject to the terms of the Board resolutions providing for such delegation of authority.

3.3    Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)  to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b)  to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

(c)   to determine the Fair Market Value of shares of Stock or other property;

(d)    to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)    to determine whether an Award of SARs, Restricted Stock Units or Performance Shares or Performance Share Units will be settled in shares of Stock, cash, or in any combination thereof;

(f)    to approve one or more forms of Award Agreement;

(g)    subject to Section 3.4, to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i)    to prescribe, amend or rescind rules, guidelines and policies relating to the plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of or to accommodate the laws, regulations, tax or accounting effectiveness, accounting principles or custom of, non-United States jurisdictions whose citizens may be granted Awards; and

(j)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.4    Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for (a) the cancellation of outstanding Options or SARs and the grant in substitution therefor of new Awards having a lower exercise or purchase price, (b) the amendment of outstanding Options or SARs to reduce the exercise price thereof or (c) except in connection with an adjustment pursuant to Section 4.2 or a transaction, the cashout of Options or SARs with an exercise price below Fair Market Value. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

3.5    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.SHARES SUBJECT TO PLAN.

4.1    Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 1,000,000. Such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant’s purchase price to effect a forfeiture of unvested shares upon termination of Service, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall be added back to the Plan share reserve in an amount corresponding to the reduction in such share reserve previously made in accordance with the rules described above in this Section 4.1 and again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award (other than a SAR that may be settled in shares of Stock and/or cash) that is settled in cash. Shares withheld in satisfaction of tax withholding obligations pursuant to Section 13.2 shall not again become available for issuance under the Plan. Upon exercise of a SAR, whether in cash or shares of Stock, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by “net exercise” (as described in Section 6.3(a)(iv)) or tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

4.2    Adjustments for Changes in Capital Structure. In the event of any change in the Stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan, in the ISO Share Limit (as defined in Section 5.3(b)),and to any outstanding Awards, and in the exercise or purchase price per share under any outstanding Award. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5.ELIGIBILITY AND AWARD LIMITATIONS.

5.1    Persons Eligible for Awards. Awards may be granted only to Employees, Directors and Consultants. No Award shall be granted prior to the date on which such person commences Service.

5.2    Participation. Except as otherwise provided in Section 3.2, Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3    Incentive Stock Option Limitations.

(a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person, but who is otherwise an Employee or a Director of, or Consultant to, the Company or any of its Affiliates, may be granted only a Nonstatutory Stock Option.

(b) ISO Share Limit. Subject to adjustment as provided in Section 4.2, the maximum number of shares of Stock that may be issued upon the exercise of Incentive Stock Options granted under the Plan will equal the aggregate Share number stated in the first sentence of Section 4.1, plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any shares of Stock that become available for issuance under the Plan pursuant to Section 4.1 (the “ISO Share Limit”).

(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, each portion shall be separately identified.

(d) Leaves of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

6.TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1    Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 409A and 424(a) of the Code.

6.2    Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder to an Employee, Consultant or Director shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions or the Plan.

6.3    Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, however, that shares of Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)    Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either (A) have been owned by the Participant for such period as necessary to avoid a charge to earnings for financial accounting purposes and not used for another Option exercise by attestation during any such period or (B) were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

6.4    Effect of Termination of Service. An Option shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option or in another written (including electronic) agreement between the Company and the Participant.

6.5    Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act or other applicable law.

7.TERMS AND CONDITIONS OF SARS.

SARs shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1    Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2    Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3    Exercisability and Term of SARs.

(a)Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b)Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4    Exercise of SARs. Upon the exercise of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

7.5    Effect of Termination of Service. A SAR shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR or in another written (including electronic) agreement between the Company and the Participant.

7.6    Nontransferability of SARs. SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant’s guardian or legal representative.

8.TERMS AND CONDITIONS OF STOCK AWARDS.

Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Stock Grant, a Stock Purchase Right or a Restricted Stock Unit, and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1    Types of Stock Awards Authorized. Stock Awards may be in the form of a Stock Grant, a Stock Purchase Right or a Restricted Stock Unit. Stock Awards may be granted or vest upon such conditions as the Committee shall determine, including, without limitation, service to a Participating Company or upon the attainment of one or more Performance Goals.

8.2    Purchase Price. The purchase price for shares of Stock issuable under each Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Stock Grant.

8.3    Purchase Period. A Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Stock Purchase Right; provided, however, that no Stock Purchase Right granted to an Employee, a Consultant or a Director may become exercisable prior to the date on which such person commences Service.

8.4    Payment of Purchase Price. At the time of grant of Restricted Stock Units, the Committee will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Stock acquired pursuant to Restricted Stock Units. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Stock Purchase Right or delivered pursuant to a Restricted Stock Unit shall be made (i) in cash, by check, or cash equivalent, (ii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof, in each case consistent with any requirements under applicable law regarding payment in respect of the “par value” of the Stock. The Committee may at any time or from time to time grant Stock Purchase Rights or Restricted Stock Units which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

8.5    Vesting; Restrictions on Transfer; Deferral. Shares issued pursuant to any Stock Award (including, without limitation, the percentage of actual achievement relative to pre-established target Performance Goals) may or may not be made subject to vesting conditioned upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, a Performance Award Formula and/or Performance Goals (the “Vesting Conditions”), as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period (the “Restriction Period”) in which shares acquired pursuant to a Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to a Change of Control as provided in Section 11, or as provided in Section 8.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions. Restricted Stock Units may be subject to such conditions that may delay the delivery of the shares of Stock (or their cash equivalent) subject to Restricted Stock Units after the vesting of such Award.

8.6    Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during the Restriction Period applicable to shares subject to a Stock Grant, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. With respect to Restricted Stock Units, the Committee may, in its sole discretion, provide that dividend equivalents shall not be paid, provide for the payment of dividend equivalents on Restricted Stock Units that have become nonforfeitable, provide for the accumulation until and payment of dividend equivalents to the extent that the Restricted Stock Units become nonforfeitable or any combination thereof. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Stock Award shall be immediately subject to the same Vesting Conditions and, if applicable, deferral elections as the shares subject to the Stock Award with respect to which such dividends or distributions were paid or adjustments were made. Notwithstanding anything herein to the contrary, dividends or dividend equivalents may be accumulated but shall not be paid with respect to shares subject to a Stock Award unless and until the Vesting Conditions are satisfied.

8.7    Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Stock Award and set forth in the Award Agreement or in another written (including electronic) agreement between the Company and the Participant, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (i) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service, (ii) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Stock Grant which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (iii) the Participant shall forfeit all rights in any portion of a Restricted Stock Unit award that has not vested as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8    Nontransferability of Stock Award Rights. Rights to acquire shares of Stock pursuant to a Stock Award may not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant’s guardian or legal representative.

9.TERMS AND CONDITIONS OF PERFORMANCE AWARDS. Performance Awards shall be evidenced by award agreements in such form as the committee shall from time to time establish. No performance award or purported performance award shall be a valid and binding obligation of the company unless evidenced by a fully executed award agreement. Award agreements evidencing performance awards may incorporate all or any of the terms of the plan by reference and shall comply with and be subject to the following terms and conditions:

9.1    Types of Performance Awards Authorized. Performance Awards may be in the form either of Performance Shares or Performance Share Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Share Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

9.2    Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.3    Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

9.4    Measurement of Performance Goals. The Performance Goals shall be established by the Committee on the basis of achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Committee in its discretion. Performance Goals may include a minimum, maximum, target level and intermediate or other levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Goal may be stated as an absolute value or as a value determined relative to a standard selected by the Committee. Performance Goals may differ from Participant to Participant and from Award to Award.

9.5    Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Participant’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Participant upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula.

(c) Effect of Leaves of Absence. Unless otherwise required by law or determined by the Committee, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days of leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 9.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. An Award Agreement may provide for deferred payment in a lump sum or in installments at the election of the Participant or otherwise. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

9.6    Dividend Equivalents. In its discretion, the Committee may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Dividend Equivalents may be paid on Performance Shares that have become nonforfeitable or may be accumulated until and paid to the extent that Performance Shares become nonforfeitable or a combination thereof, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. Dividend Equivalents shall not be paid with respect to Performance Units. Notwithstanding anything herein to the contrary, Dividend Equivalents may be accumulated but shall not be paid with respect to Performance Share Awards unless and until the Performance Share Awards are earned.

9.7    Effect of Termination of Service. The effect of a Participant’s termination of Service on the Participant’s Performance Award shall be as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Performance Award or in another written (including electronic) agreement between the Company and the Participant.

9.8    Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award may be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.STANDARD FORMS OF AWARD AGREEMENT.

10.1    Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

10.2    Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

10.3    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of cause as determined by the Committee.

11.CHANGE OF CONTROL.

11.1        Except as otherwise provided in a Participant’s Award Agreement, “Change of Control” shall mean a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided, however, that anything in this Plan to the contrary notwithstanding, a Change of Control shall be deemed to have occurred if:

(a)   any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company, provided that such individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity or person, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, was not, prior to the Effective Date, the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company;

(b)   during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board and any new directors, whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least three-fourths (3/4ths) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) (the “Incumbent Directors”), cease for any reason to constitute a majority thereof;

(c)   there occurs a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”), in each case with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own securities representing more than 50% of the combined voting power of the Company, a parent of the Company or other corporation resulting from such Transaction (counting, for this purpose, only those securities held by the Company’s stockholders immediately after the Transaction that were received in exchange for, or represent their continuing ownership of, securities of the Company held by them immediately prior to the Transaction);

(d)   all or substantially all of the assets of the Company are sold, liquidated or distributed; or

(e)   there is a “Change of Control” or a “change in the effective control” of the Company within the meaning of Section 280G of the Code and the regulations promulgated thereunder.

11.2    The Committee or the Board may, in its discretion, provide in any Award Agreement, severance plan or other individual agreement, that, in the event of a Change of Control of the Company, the Award held by a Participant shall become vested, exercisable and/or payable to such extent as specified in such document.

11.3    In the event of a Change of Control, the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume the Company’s rights and obligations under outstanding Awards or substitute for outstanding Awards substantially equivalent equity awards for the Acquiror’s stock. In the event the Acquiror elects not to assume or substitute for outstanding Awards in connection with a Change of Control, any unexercised and/or unvested portions of such outstanding Awards shall become immediately exercisable and vested in full as of immediately prior to the effective date of the Change of Control. The exercise and/or vesting of any Award that was permissible solely by reason of this paragraph 12 shall be conditioned upon the consummation of the Change in Control. Any Awards which are not assumed or replaced by the Acquiror in connection with the Change of Control nor exercised as of the time of consummation of the Change of Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change of Control.

12. COMPLIANCE WITH SECURITIES LAW.

12.1    The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of United States federal and state and non-United States law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (i) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (ii) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

12.2    If the exercise of an Award, or the purchase or delivery of shares of Stock subject to an Award, following the termination of the Participant’s Service would be prohibited at any time during the applicable post-termination period solely because the issuance of shares of Stock would violate the registration requirements under the Securities Act, then the Award shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Participant’s Service during which the exercise of the Award would not be in violation of such registration requirements, or (ii) the expiration of the term of the Award as set forth in the Award Agreement.

13.TAX WITHHOLDING.

13.1    Tax Withholding in General. Unless prohibited by applicable law, the Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the United States federal, state, local and non-United States taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

13.2    Withholding in Shares. Unless prohibited by applicable law, the Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount permitted by the Committee or the amount of taxes owed by the Participant up to the maximum statutory tax rate in the Participant’s applicable jurisdiction.

14.TERMINATION OR AMENDMENT OF PLAN.

The Committee may terminate or amend the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

15.MISCELLANEOUS PROVISIONS.

15.1    Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

15.2    Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, a Consultant or a Director, or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award can in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

15.3    Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

15.4    Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

15.5    Beneficiary Benefits. Subject to local laws and procedures, the Company may request appropriate written documentation from a trustee or other legal representative, court, or similar legal body, regarding any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before such representative shall be entitled to act on behalf of the Participant and before a beneficiary receives any or all of such benefit.

15.6    Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee, the Officer Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

15.7    Section 409A. It is intended that all of the benefits and payments provided under this Plan satisfy, to the greatest extent possible, the exemptions from the application of Code Section 409A (together, with any state law of similar effect, “Section 409A”) provided under Treasury Regulations Sections 1.409A-1(b)(4), 1.409A-1(b)(5), 1.409A-1(b)(6) and 1.409A-1(b)(9), and this Plan will be construed to the greatest extent possible as consistent with those provisions. To the extent not so exempt, this Plan and the payments and benefits to be provided hereunder are intended to, and will be construed and implemented so as to, comply in all respects with the applicable provisions of Section 409A. For purposes of Section 409A (including, without limitation, for purposes of Treasury Regulation Section 1.409A-2(b)(2)(iii)), any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment.

To the extent that the Committee determines that any Award granted under the Plan is, or may reasonably be, subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code (or any similar provision). Such terms and conditions shall include, without limitation, the following provision (or comparable provision of similar effect): “To the extent that (i) one or more of the payments or benefits received or to be received by a Participant upon “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h) without regard to alternative definitions thereunder) pursuant to this Plan would constitute deferred compensation subject to the requirements of Section 409A, and (ii) the Participant is a “specified employee” within the meaning of Section 409A at the time of separation from service, then to the extent delayed commencement of any portion of such payments or benefits is required in order to avoid a prohibited distribution under Section 409A(a)(2)(B)(i) and the related adverse taxation under Section 409A, such payments and benefits shall not be provided to the Participant prior to the earliest of (i) the expiration of the six-month period measured from the date of separation from service, (ii) the date of the Participant’s death or (iii) such earlier date as permitted under Section 409A without the imposition of adverse taxation on the Participant. Upon the first business day following the expiration of such applicable Section 409A(a)(2)(B)(i) period, all payments and benefits deferred pursuant to this paragraph shall be paid in a lump sum to the Participant, and any remaining payments and benefits due shall be paid as otherwise provided herein.” If an Award Agreement is silent as to such provision, the foregoing provision is hereby incorporated by reference directly into such Award Agreement.

In addition, and notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award is, or may reasonably be, subject to Section 409A and related Department of Treasury guidance (including such Department of Treasury guidance issued from time to time) or contains any ambiguity as to the application of Section 409A, the Committee may, without the Participant’s consent, adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (A) exempt (or clarify the exemption of) the Award from Section 409A, (B) preserve the intended tax treatment of the benefits provided with respect to the Award, and/or (C) comply with the requirements of Section 409A and related Department of Treasury guidance.

Notwithstanding anything to the contrary contained herein, neither the Company nor any of its Affiliates shall be responsible for, or required to reimburse or otherwise make any Participant whole for, any tax or penalty imposed on, or losses incurred by, any Participant that arises in connection with the potential or actual application of Section 409A to any Award granted hereunder.

APPENDIX I

(a)    “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b)    “Award” means any Option, SAR, Stock Purchase Right, Stock Grant, Restricted Stock Unit, Performance Share, Performance Unit or for service as a Director, cash-based amounts (including, without limitation, retainers) granted under the Plan.

(c)    “Award Agreement” means a written (including electronic) agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an “Option Agreement, an “SAR Agreement,” a “Stock Purchase Agreement,” a “Stock Grant Agreement,” a “Restricted Stock Unit Agreement,” “a “Performance Share Agreement” or a “Performance Unit Agreement.”

(d)    “Board” means the Board of Directors of the Company.

(e)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(f)    “Committee” means the Executive Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(g)    “Company” means Sonic Foundry, Inc., a Maryland corporation, or any successor corporation thereto.

(h)    “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on (i) registration on a Form S-8 Registration Statement under the Securities Act, or (ii) Rule 701 of the Securities Act, or (iii) other means of compliance with the securities laws of all relevant jurisdictions.

(i)    “Director” means a member of the Board or the board of directors of any other Participating Company.

(j)    “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) and 409A(a)(2)(C)(i) of the Code.

(k)    “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(l)    “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.

(m)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)    “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)    If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on The Nasdaq Global Select Market, The Nasdaq Capital Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable or such other value determined by the Committee in good faith. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii)    If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(o)    “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option.

(p)    “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or not qualifying as an incentive stock option within the meaning of Section 422(b) of the Code.

(q)    “Officer” means any person designated by the Board as an officer of the Company.

(r)    “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(s)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(t)    “Participant” means any eligible person who has been granted one or more Awards.

(u)    “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(v)    “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(w)    “Performance Award” means an Award of Performance Shares or Performance Units.

(x)    “Performance Award Formula” means, for an Award, a formula or table established by the Committee, which provides the basis for computing the value of an Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(y)    “Performance Goal” means a performance goal established by the Committee.

(z)    “Performance Period” means a period established by the Committee at the end of which one or more Performance Goals are to be measured.

(aa)    “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share based on performance.

(bb)    “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit based upon performance.

(cc)    Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 8 of the Plan to receive one share of Stock, a cash payment equal to the value of one share of Stock, or a combination thereof, as determined in the sole discretion of the Committee.

(dd)    “Restriction Period” means the period established in accordance with Section 8.5 of the Plan during which shares subject to a Stock Award are subject to Vesting Conditions.

(ee)    “SAR” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(ff)    “Securities Act” means the Securities Act of 1933, as amended.

(gg)    “Service” means a Participant’s employment or service with the Participating Company Group as an Employee, a Consultant or a Director, whichever such capacity the Participant held on the date of grant of an Award. Unless otherwise determined by the Committee, a Participant’s Service shall be deemed to have terminated if the Participant ceases to render service to the Participating Company Group in such initial capacity. However, a Participant’s Service shall not be deemed to have terminated merely because of a change in the Participating Company for which the Participant renders such Service in such initial capacity, provided that there is no interruption or termination of the Participant’s Service. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing and to the extent applicable Section 409A, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(hh)    “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

(ii)    “Stock Award” means an Award of a Stock Grant, a Stock Purchase Right or a Restricted Stock Unit Award.

(jj)    “Stock Grant” means Stock granted to a Participant pursuant to Section 8 of the Plan.

(kk)    “Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 of the Plan.

(ll)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(mm)    “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(nn)    “Vesting Conditions” mean those conditions established in accordance with Section 8.5 of the Plan prior to the satisfaction of which shares subject to a Stock Award remain subject to forfeiture or a repurchase option in favor of the Company.

ANNEX B

SONIC FOUNDRY, INC.,

2008 EMPLOYEE STOCK PURCHASE PLAN AS AMENDED

The following constitute the provisions of the 2008 Employee Stock Purchase Plan of Sonic Foundry, Inc., as amended.

Section 1. Purpose.

The purpose of the Plan is to enable the Company to obtain and retain the services of employees. In addition, the Plan provides a convenient, meaningful opportunity for employees to purchase Sonic Foundry, Inc. stock, thereby increasing participating employees’ personal interest in the Company’s success. It is the intention of the Company to have a portion of the Plan qualify as an “Employee Stock Purchase Plan” within the meaning of Section 423 of the Code, and it is intended that such portion of the Plan be treated as a separate plan which shall comply with Section 423 of the Code in all respects. Separately, certain provisions of this Plan document govern the purchase of Sonic Foundry, Inc. stock other than through the portion of the Plan governed by Section 423 of the Code, and it is intended that such purchases shall not be subject to the requirements of Section 423 of the Code. In addition, certain provisions of this plan document govern certain purchases of stock by non-employee directors.

Section 2. Definitions.

(a) “Account” means the funds accumulated with respect to a Participant as a result of deduction from such Participant’s paycheck for the purpose of purchasing Shares under the Plan. The funds allocated to a Participant’s Account shall remain the property of the Participant at all times but may be commingled with the general funds of the Company, except to the extent such commingling may be prohibited by the laws of any applicable jurisdiction.

(b) “Board” means the Board of Directors of the Company.

(c) “Business Day” means any day (other than a Saturday or Sunday) on which the New York Stock Exchange is permitted to be open for trading.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Commencement Date” means the first calendar day of each Contribution Period of the Plan.

(f) “Common Stock” means the Common Stock, par value $.01 per share, of the Company.

(g) “Committee” means the committee described in Section 12(a) of the Plan.

(h) “Company” means Sonic Foundry, Inc., a Maryland corporation. Effective as of the date any Subsidiary becomes a Designated Subsidiary, references herein to the “Company” shall be interpreted to include such Designated Subsidiary, as appropriate.

(i) “Compensation” means regular straight time earnings, commissions and commission-based sales bonuses annualized at the time of enrollment prior to the Commencement Date, excluding payments, if any, for overtime, incentive compensation, incentive payments, premiums, bonuses and any other special remuneration.

(j) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) medical leave; (ii) leave allowed under the Family and Medical Leave Act; (iii) personal leave; (iv) military leave; (v) jury duty; (vi) any other leave of absence approved by the Committee, provided that such leave does not exceed the respective time period designated by Company policy, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (vii) transfers between locations of the Company or between the Company and its Subsidiaries.

(k) “Contribution Period” means a 6-month period; provided, however, that the Board shall have the power to change the duration and/or frequency of Contribution Periods with respect to future purchases without shareholder approval if such change is announced at least 5 Business Days prior to the scheduled beginning of the first Contribution Period to be affected; provided further, however, that no Contribution Period shall exceed 27 months.

(l) “Contributions” means all amounts credited to the Account of a Participant pursuant to the Plan.

(m) “Corporate Transaction” means (i) a sale of all or substantially all of the Company’s assets or (ii) a merger, consolidation or other capital reorganization of the Company with or into another corporation or any other transaction or series of related transactions in which the Company’s shareholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

(n) “Designated Subsidiaries” means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the portion of the Plan subject to Section 423 of the Code.

(o) “Employee” means any person, including an Officer or director who is also an employee, but excluding any person whose customary employment is (i) less than 20 hours per week or (ii) for not more than 5 months in any calendar year.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, with respect to the Common Stock on a given date, the closing price for the Common Stock for such date, or if such date is not a Business Day, the last reported sale price for the Common Stock for the last Business Day preceding such date, as quoted on the Nasdaq Global Market or another exchange; provided, however, that if the Common Stock ceases to be listed for trading on the Nasdaq Global Market or another exchange but it traded on the over-the-counter market, the average of the bid and ask price for a share of Common Stock on the most recent date on which the Common Stock was publicly traded, provided however, that if the Common Stock is not publicly traded at the time a determination of it’s value is required to be made hereunder, then “Fair Market Value” of the Common Stock for a given date shall mean the value determined in good faith by the Board.

(r) “New Purchase Date” shall have the meaning set forth in Section 17(b) hereof.

(s) “Officer” means a person who has been designated by the Board as a reporting officer for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t) “Option” means the right to purchase Common Stock pursuant to the Plan,

(u) “Participant” means any Employee who is eligible and has elected to participate in the Plan accordance with Sections 3 and 5 hereof and who has not withdrawn from the Plan or whose participation in the Plan is not otherwise terminated.

(v) “Plan” means this 2008 Employee Stock Purchase Plan, as may be amended from time to time.

(w) “Purchase Date” means the last calendar day of each Contribution Period of the Plan.

(x) “Purchase Price” means with respect to a Contribution Period that price as announced by the Committee prior to the first Business Day of that Contribution Period, which price may, in the discretion of the Committee, be a price which is not fixed or determinable as of the first Business Day of that Contribution Period; provided, however, that in no event shall the Purchase Price for any Contribution Period be less than the lesser of 85% of the Fair Market Value of a Share on the Commencement Date or on the Purchase Date, in each case rounded up to the next higher full cent. If the Commencement Date or the Purchase Date is not a Business Day, then the Purchase Price for any Contribution Period shall not be less than the lesser of 85% of the Fair Market Value of a Share on the Business Day immediately preceding the Commencement Date or the Purchase Date.

(y) “Share” means a share of Common Stock, as adjusted in accordance with Section 17 hereof.

(z) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the total combined voting power of all classes of stock is held by the Company or any such subsidiary of the Company, whether or not such corporation now exists or is hereafter organized or acquired by the Company or another such subsidiary of the Company. “Subsidiary” also means an unincorporated business entity, such as a limited liability company or partnership, in which the Company holds directly or indirectly not less than 50% of the total combined voting power with respect to all classes of equity ownership of such entity, whether or not such unincorporated business entity now exists or is hereafter organized or acquired by the Company or another Subsidiary of the Company, but only if such entity either (i) has duly elected under applicable treasury regulations to be an association treated as a corporation for federal income tax purposes, and such election continues in effect; or (ii) is disregarded as a separate entity for federal income tax purposes, has not made an election described in clause (i) of this sentence and, pursuant to applicable treasury regulations, its assets are considered to be owned by another Subsidiary that is a corporation or is treated as one under clause (i) of this sentence.

Section 3. Eligibility.

(a) Any person who is an Employee and has completed 90 days of continuous employment service for the Company or one or more of its Designated Subsidiaries shall become eligible to participate in the Plan on the first day of the month coincident with or following completion of such period of service, subject to the requirements of Section 5(a) hereof and the limitations imposed by Section 423(b) of the Code.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option under the Plan (i) if, immediately after the grant, such Employee (together with any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such Option would permit his or her rights to purchase stock under the Plan (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time such Option is granted), or that exceeds 1,000 Shares, for each calendar year in which such Option is outstanding at any time.

Section 4. Contribution Periods.

The Plan shall be implemented by a series of consecutive Contribution Periods. The first Contribution Period shall commence on July 1, 2008 and shall end on December 31, 2008. The Plan shall continue until terminated in accordance with Sections 18 and 21 hereof.

Section 5. Participation.

(a) An eligible Employee may become a Participant by following the established enrollment procedure as directed by the Committee, or other entity designated by the Committee, prior to the Commencement Date of the applicable Contribution Period, unless an earlier or later time for completing the enrollment procedure is set by the Committee for all eligible Employees with respect to a given Contribution Period. The eligible Employee shall determine the amount of the Participant’s Compensation (subject to Section 6(a) hereof) to be paid as Contributions pursuant to the Plan.

(b) Payroll deductions shall commence on the first payroll paid on or following the Commencement Date and shall end on the last payroll paid on or prior to the Purchase Date of the Contribution Period, unless sooner terminated as provided in Section 10 hereof. A Participant who has elected to participate in a Contribution Period shall automatically participate in the next Contribution Period until such time as such Participant withdraws from the Plan or terminates employment as provided in Section 10 hereof.

Section 6. Method of Payment of Contributions.

(a) A Participant shall elect to have payroll deductions made on each payroll paid during the Contribution Period in full dollar amounts not less than $5 and not more than 10% (or such other maximum percentage as the Board may establish from time to time before any Commencement Date) of such Participant’s Compensation on each payroll paid during the Contribution Period. All payroll deductions made by a Participant shall be credited to his or her Account under the Plan. A Participant may not make any additional payments into his or her Account. No assets in a Participant’s Account shall be subject to the debts, contracts, liabilities, engagements or torts of the Participant.

(b) A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof.

(c) Unless otherwise provided by the Committee, a Participant may decrease the amount of his or her Contributions once during a Contribution Period by following the established administrative procedures as directed by the Committee to authorize a decrease in the payroll deduction amount. The decrease in amount shall be effective as soon as administratively feasible following the date of receipt by the Company, or other entity designated by the Committee. However, any decrease in amount must be made at least 30 days prior to the end of the Contribution Period to ensure such decrease shall be effective within the current Contribution Period.

(d) Unless otherwise provided by the Committee, a Participant may not increase the amount of his or her Contributions during a Contribution Period. A Participant may only increase the amount of his or her Contributions with respect to a future Contribution Period by following the established administrative procedures as directed by the Committee to authorize an increase in the payroll deduction amount. The increase in amount shall be effective as of the Commencement Date of the next Contribution Period following the date of receipt by the Company, or other entity designated by the Committee.

(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant’s payroll deductions may be adjusted during any Contribution Period, subject to the discretion of the Committee. Payroll deductions shall re-commence at the amount provided in such Participant’s most recently submitted enrollment materials at the beginning of the first Contribution Period that is scheduled to end in the next succeeding calendar year, unless terminated by the Participant as provided in Section 10 hereof.

(f) No interest or other earnings will accrue on a Participant’s Contribution to the Plan.

Section 7. Grant of Option.

On the Commencement Date of each Contribution Period, each eligible Employee participating in such Contribution Period shall be granted an Option to purchase on the Purchase Date a number of Shares determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the Participant’s Account as of the Purchase Date by the applicable Purchase Price, subject to the limitations set forth in Sections 3(b) and 11 hereof.

Section 8. Exercise of Option.

Unless a Participant ceases to be an eligible Employee as provided in Section 3 or withdraws from the Plan as provided in Section 10 hereof, his or her Option for the purchase of Shares will be exercised automatically on each Purchase Date of each Contribution Period, and the maximum number of Shares (which may include a fractional Share) subject to the Option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her Account. The Shares purchased upon exercise of an Option hereunder shall be deemed to be transferred to the Participant on the Purchase Date. During his or her lifetime, a Participant’s Option to purchase Shares hereunder is exercisable only by him or her.

Section 9. Delivery.

As promptly as practicable after each Purchase Date of each Contribution Period, the number of Shares purchased by each Participant upon exercise of his or her Option shall be delivered in accordance with procedures established from time to time by the Committee, and a transfer agent for the Common Stock may be utilized or a brokerage or nominee account may be established for this purpose. The terms of such transfer agency or brokerage or nominee account shall be at the sole discretion of the Company, and participation in the Plan is expressly conditioned on the acceptance of such terms.

Section 10. Voluntary Withdrawal; Termination of Employment.

A Participant may withdraw from the Plan by following the established administrative procedures as directed by the Committee, or other entity designated by the Committee. The withdrawal request will be effective as soon as administratively feasible. However, any withdrawal request must be made at least 30 days prior to the end of a Contribution Period to ensure such withdrawal request shall be effective within such Contribution Period. Once the withdrawal request is effective, all of the Participant’s Contributions credited to his or her Account will be paid to him or her without interest, his or her Option will be automatically terminated, and no further Contributions for the purchase of Shares will be made absent re-enrollment. Notwithstanding the foregoing, an Officer shall not have the right to withdraw Contributions credited to his or her account under the Plan except in accordance with Section 10(b) hereof. Upon withdrawal from the Plan, a Participant may not re-enroll in the Plan until the Contribution Period following the next Contribution Period. In order to re-enroll, a Participant must follow the provisions set forth under Section 5(a) hereof.

(b) Upon termination of the Participant’s Continuous Status as an Employee prior to the Purchase Date of a Contribution Period for any reason, including death or retirement, the Contributions credited to his or her Account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 13 hereof, in either case without interest, and his or her Option will be automatically terminated. Whether the Participant’s Continuous Status as an Employee has been terminated shall be determined by the Committee in its sole discretion. In the event that any Designated Subsidiary ceases to be a Designated Subsidiary of the Company, the employees of such Designated Subsidiary shall no longer be Employees for purposes of Section 3(a) hereof as of the date such Designated Subsidiary ceases to be a Designated Subsidiary.

(c) A Participant’s withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or any Subsidiary.

Section 11. Shares.

(a) Subject to adjustment as provided in Section 17 hereof, the maximum number of Shares which shall be issued under the Plan shall be 300,000 Shares. If on a given Purchase Date, the number of Shares with respect to which Options are to be exercised exceeds the number of Shares available for sale under the Plan on such Purchase Date, the Committee shall make a pro rata allocation of the Shares available for purchase on such Purchase Date among all Participants, and the balances in the Accounts shall be refunded without interest to the respective Participants.

(b) The Participant shall have no interest or voting right in Shares covered by his or her Option until such Option has been exercised.

Section 12. Administration.

(a) The Committee. The Plan shall be administered by the Compensation Committee or other committee established by the Board (the “Committee”). Provided however, that such committee shall satisfy the independence requirements under section 16 of the Securities Exchange Act of 1934, and as prescribed by any stock exchange on which the Company lists its Common Stock, subject to the above. The members of the Committee need not be directors of the Company and shall be appointed by and serve at the pleasure of the Board.

(b) Powers of Committee. The Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan. The Committee may delegate ministerial duties to such of the Company’s employees, outside entities and outside professionals as the Committee so determines.

(c) Power and Authority of the Board. Subject to paragraph (a) above, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 13. Death of Participant.

In the event of the death of a Participant, the Company shall deliver any Shares and cash in the Participant’s Account to a beneficiary previously designated by the Participant or, if there is no surviving beneficiary duly designated, to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

Section 14. Transferability.

Neither Contributions credited to a Participant’s Account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than as provided in Section 13 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

Section 15. Use of Funds.

All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions. The Plan is unfunded and shall not create nor be construed to create a trust or separate fund of any kind or a fiduciary relationship among the Company, the Board, the Committee and the Participant. To the extent a Participant acquires a right to receive payment from the Company pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

Section 16. Reports.

Accounts will be maintained for each Participant in the Plan. Account statements will be made available to participating Employees by the Company and will set forth the amounts of Contributions, the Purchase Price per Share, the number of Shares purchased and the remaining cash balance, if any.

Section 17. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a) Adjustment. The number of Shares set forth in Section 11, the price per Share covered by each Option under the Plan that has not yet been exercised and the maximum number of Shares that may be purchased by a Participant in a calendar year pursuant to Section 3(b), shall be proportionately adjusted for any increase or decrease in the number of outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares effected in connection with a change in domicile of the Company). Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares issuable hereunder or subject to an Option hereunder.

(b) Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Contribution Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board in its sole discretion, and in such event, all outstanding Options shall automatically terminate and the balance in the Accounts shall be refunded without interest to the respective Participants. In the event of a Corporate Transaction, each Option outstanding under the Plan shall be assumed or an equivalent Option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding Options, the Contribution Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date the Contribution Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the Corporate Transaction and the Board shall notify each Participant in writing, at least 10 days prior to the New Purchase Date, that the Purchase Date for his or her Option has been changed to the New Purchase Date and that his or her Option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Plan as provided in Section 10. For purposes of this Section 17, an Option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an Option under the Plan would be entitled to receive upon exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the Corporate Transaction if the holder had been, immediately prior to the Corporate Transaction, the holder of the number of Shares covered by the Option at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 17); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Committee, to the per Share consideration received by holders of Common Stock in the Corporate Transaction.

(c) Adjustments. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number of Shares set forth in Section 11 hereof, as well as the price per Share covered by each outstanding Option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of its outstanding Common Stock, and in the event the Company is consolidated with or merged into any other corporation.

Section 18. Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 17, no such termination of the Plan may affect Options previously granted, provided that the Plan or the Contribution Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to a Contribution Period then in progress if the Board determines that termination of the Plan and/or the Contribution Period is in the best interests of the Company and the shareholders or if continuation of the Plan and/or the Contribution Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting principles applicable to the Plan. Except as provided in Section 17 hereof and in this Section 18, no amendment to the Plan shall make any change in any Option previously granted that adversely affects the rights of any Participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code (or, in either case, any successor rule or provision or any applicable law or regulation) or the requirements of any stock exchange upon which the Shares may then be listed, the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

(b) Without shareholder approval and without regard to whether any Participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Contribution Periods and/or the Purchase Price as permitted under the Plan, limit the frequency and/or number of changes in the amount deducted during a Contribution Period, establish the exchange ratio applicable to amounts deducted in a currency other than U.S. dollars, permit payroll deductions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed payroll deduction elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts deducted from the Participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion to be advisable and consistent with the Plan.

Section 19. Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

Section 20. Conditions Upon Issuance of Shares.

Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

Section 21. Term of Plan; Effective Date.

The Plan shall become effective upon approval by the Company’s shareholders. It shall continue in effect until all of the Shares set forth in Section 11 hereof are exhausted or such earlier time as the Plan is terminated pursuant to Section 18.

Section 22. Additional Restrictions of Rule 16b-3.

The terms and conditions of Options granted hereunder to, and the purchase of Shares by, Officers shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such Options shall be deemed to contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Section 23. Governing Law.

The internal law, and not the law of conflicts, of the State of Maryland, shall govern all questions concerning the validity, construction and effect of the Plan, and any rules and regulations relating to the Plan.

Section 24. Severability.

If any provision of the Plan is or becomes invalid, illegal, or unenforceable in any jurisdiction or would disqualify the Plan under any law, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

Section 25. No Rights as an Employee.

Nothing in the Plan shall be construed to give any person (including an Employee or Participant) the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company or a Subsidiary to terminate the employment of any person (including the Employee or Participant) at any time with or without cause. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Subsidiary, or give rise to any cause of action at law or in equity against the Company or any Subsidiary. Neither the Shares purchased hereunder nor any other benefits conferred hereby, including the right to purchase Common Stock at a discount, shall form any part of the wages or salary of any eligible Employee for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an Employee be entitled to any compensation for any loss of any right or benefit under this Plan which such Employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.

Section 26. International Participants.

The Committee shall have the power and authority to allow any of the Company’s Subsidiaries other than Designated Subsidiaries to adopt and join in the portion of this Plan that is not intended to comply with Section 423 of the Code and to allow employees of such Subsidiaries who work or reside outside of the United States an opportunity to acquire Shares in accordance with such special terms and conditions as the Committee may establish from time to time, which terms and conditions may modify the terms and conditions of the Plan set forth elsewhere in this Plan. Without limiting the authority of the Committee, the special terms and conditions which may be established with respect to any foreign country, and which need not be the same for all foreign countries, include but are not limited to the right to participate, procedures for elections to participate, the payment of any interest with respect to amounts received from or credited to accounts held for the benefit of participants, the purchase price of any Shares to be acquired, the length of any Contribution Period, the maximum amount of contributions, credits or Shares which may be acquired by any participating employees, and a participating employee’s rights in the event of his or her death, disability, withdrawal from participation in the purchase of Shares hereunder, or termination of employment. Any purchases made pursuant to the provisions of this Section 26 shall not be subject to the requirements of Section 423 of the Code.

Section 27. Provision to Purchase Additional Shares of Common Stock

The Committee shall have the power and authority to allow any Employee or director to receive Shares in Lieu of cash compensation or cash fees. In such event, in order to account for the non-transferability of any Shares acquired hereunder, the Committee may discount the value of such Shares by up to 15% of the then Fair Market Value of unvested Shares of Common Stock. This portion of the Plan is not intended to comply with Section 423 of the Code and will allow Employees and directors the opportunity to acquire Shares in accordance with such special terms and conditions as the Committee may establish from time to time, which terms and conditions may modify the terms and conditions of the Plan set forth elsewhere in the Plan. Without limiting the authority of the Committee, the special terms and conditions which may be established with respect to such Employees and directors who elect to participate in this portion of the Plan, and which need not be the same for all such Employees and directors, include but are not limited to the right to participate, procedures for elections to participate, the purchase price of any Shares to be acquired, and the maximum amount of Shares which may be purchased by any participating Employee or director. Any purchases made pursuant to the provisions of this Section 27 shall not be subject to the requirements of Section 423 of the Code or Section 22 hereof.

Section 28. Taxes.

Participants are responsible for the payment of all income taxes, employment, social insurance, welfare and other taxes under applicable law relating to any amounts deemed under the laws of the country of their residency or of the organization of the Subsidiary employing such Participant to constitute income arising out of the Plan, the purchase and sale of Shares pursuant to the Plan and the distribution of Shares or cash to the Participant in accordance with this Plan. Each Participant hereby authorizes the relevant Subsidiary to make appropriate withholding deductions from each Participant’s compensation, which shall be in addition to any payroll deductions made pursuant to Section 6, and to pay such amounts to the appropriate tax authorities in the relevant country or countries in order to satisfy any of the above tax liabilities of the Participant under applicable law.

Section 29. Acceptance of Terms.

By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

Approved by the Board on January 15, 2008 and approved by the stockholders on March 6, 2008.

Amended by the Board on January 14, 2011 to increase the number of shares subject to the plan from 50,000 to 100,000 and approved by the stockholders on March 3, 2011.

Amended by the Board on January 17, 2014 to increase the number of shares subject to the plan from 100,000 to 150,000 and approved by the stockholders on March 6, 2014.

Amended by the Board on January 24, 2017 to increase the number of shares subject to the plan from 150,000 to 200,000 and approved by the stockholders on March 7. 2017.subject to stockholder approval.

Amended by the Board on December 2, 2020, to increase the number of shares subject to the plan from 200,000 to 300,000, subject to stockholder approval.

All share numbers set forth in the Plan, as amended, reflect the one-for-ten reverse split of the Company’s common stock, effective November 17, 2009. All references to the Plan set forth below shall be deemed references to the Plan, as amended hereby.

SONIC FOUNDRY, INC.
ATTN: KELSY BOYD
222 W. WASHINGTON AVE
MADISON, WI 53703

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D27483-P47365

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SONIC FOUNDRY, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect two directors to hold office for the terms set forth herein and until their successors are duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark D. Burish
02) Joe Mozden, Jr.

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 3 years on the following proposal:

The Board of Directors recommends you vote FOR the following proposal:

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

D27484-P47365

SONIC FOUNDRY, INC.
Annual Meeting of Stockholders
January 28, 2021 9:00 AM Central Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joe Mozden Jr. and Kelsy Boyd, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Sonic Foundry, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9 a.m. Central Time on January 28, 2021 at www.sonicfoundry.com/investors/annual-meeting and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR THE PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side